                     ANNUAL SUPPLEMENTAL DISCLOSURE
                            DECEMBER 31, 1999

                            Table of Contents

                                                                            Page
                          Section I - Overview


Company Information                                                           2

1999 Highlights                                                               3

Charts:
Funds from Operations (FFO) by Quarter                                        4
FFO Growth v. Industry Average                                                5
Net Operating Income - Same Store Performance                                 6

Portfolio Snapshot                                                            7

Organizational Chart                                                          8

Executive Management Team                                                     9

                    Section II - Net Asset Valuation

Net Asset Value Summary                                                      10

Net Asset Value Calculation                                                  11

                   Section III - Financial Information

Market Capitalization                                                        12

Shareholder Information                                                      13

Income Statements                                                            14

Income Statements - by Segment (Retail & Multi-Family)                       15

Net Operating Income - Same Property Performance                             16

Funds from Operations                                                        17

                                                                            Page

Balance Sheets                                                               18

Selected Operating Ratios                                                    19

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries                 20

Debt Maturity Schedule                                                       22

                   Section IV - Portfolio information

Portfolio Overview  - By Region and Property Type                            23

Commercial Properties by Region - Summary                                    24

Commercial Properties by Region - Detail                                     25

Top 25 Tenants                                                               29

Anchor Tenant Summary                                                        30

Lease Expirations                                                            38

Residential Properties                                                       44

Properties under Redevelopment                                               45

Unencumbered Properties                                                      46



                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Quarterly Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                               Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 71% controlled by Acadia as of December 31, 1999.

As of December 31, 1999, Acadia owns or has an ownership interest in fifty-eight properties, consisting of forty-seven neighborhood and community shopping centers, three enclosed malls, two mixed-use properties (one retail/office property which is currently held for sale and one retail/residential property), five multi-family properties and one redevelopment property, all located in the Eastern and Midwestern regions of the United States.


Corporate Headquarters     20 Soundview Marketplace               Research Coverage                    Donaldson, Lufkin & Jenrette
                           Port Washington, NY 11050-2221                                              Michael W. Mueller, CFA
                                                                                                       (212) 892-4272
New York Stock Exchange    Symbol AKR                                                                  mmueller@dlj.com

Web Site                   www.acadiarealty.com                   Investor Relations                   Jon Grisham
                                                                                                       Vice President
                                                                                                       (516) 767-7550
                                                                                                       jgrisham@acadiarealty.com


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                             4th Quarter Highlights

o Funds from Operations (FFO) on a per share basis increased 22% to $0.22 in the fourth quarter of 1999, up from $0.18 in the fourth quarter of 1998; evidence of the progress Acadia has made in executing its turn-around plan.

o Achieved an increase in same property net operating income of 7.8% on a pro forma basis over 1998.

o Completed the redevelopment of 239 Greenwich Avenue in downtown Greenwich, Connecticut. This property includes 16,800 square feet of retail space and 21 high-end residential units. Both the retail and residential areas are currently 100% leased.

o Aquired a 95,559 square foot, recently renovated, shopping center located in the New York Metropolitan area in Ramapo, New York. The anchor tenant for the property is a 52,000 square foot Grand Union Supermarket whose rent is approximately 50% of the comparable market rent in the area. The property is 80% leased and affords considerable opportunity to increase the income through the leasing of vacant space.

o Completed several financings and refinancings with terms that allow for prepayment without material costs. By structuring its mortgage debt with this flexibility, Acadia is better able to efficiently engage in portfolio and strategic transactions.

o Added Joseph Povinelli, V.P. of leasing, to the management team. Mr. Povinelli joins Acadia with 19 years of retail leasing experience; the past 13 years in the retail leasing division of Vornado Realty Trust, a New Jersey REIT.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                    Funds from Operations ("FFO") by Quarter


               FFO by quarter - 4th Qtr 1998 through 4th Qtr 1999




                               [GRAPHIC OMITTED]


Note Minimum rents for the 3rd quarter of 1999 included income of $0.04 per share recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999. This non-recurring income has been excluded for purposes of the above presentation.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                         FFO Growth v. Industry Average



           22% Growth in FFO for 4th Quarter 1999 v. 4th Quarter 1998




                               [GRAPHIC OMITTED]



Note:
Industry average is for community shopping center REIT's (Source: DLJ Research).

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                 Net Operating Income - Same Store Performance





                Same Store Net Operating Income increased over 7%

                              (amounts in millions)








                               [GRAPHIC OMITTED]













Notes:

1999 NOI for all properties, including same stores, totalled $60.6 million (the above graph depicts same store NOI only).

1999 NOI as reflected above excludes $1.4 million straight-line rent as well as $1.4 million of non-recurring income recognized following the receipt of settlement amounts following the Chapter 11 proceedings for certain tenants.

1998 NOI is presented on a pro forma basis as if the RDC Transaction as described in our 1998 Annual Report had occurred on January 1, 1997.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                               Portfolio Snapshot









                               [GRAPHIC OMITTED]









                              -------------------------------------------

                              58 retail and multi-family properties

                              Approximately 11 million square feet of GLA

                              19 Eastern and Midwestern states represented

                              -------------------------------------------

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                              Organizational Chart



                                                            Ross Dworman
                                                           Chairman & CEO
                                                                 |
                                                                 |
                                                        Kenneth F. Bernstein
                                                             President
                                                                 |
                                                                 |
                                                                 |
                                                                 |
         -----------------------------------------------------------------------------------------------------------------------
         |                         |                                     |                                          |
         |                         |                                     |                                          |
     Acquisitions            Retail Leasing                            Retail                                 Construction
         |                         |                                  Management                               Development
         |                         |                                                                                |
    Joel Braun             Timothy J. Bruce                      Joseph Napolitano                           Joseph W. Hogan
Sr. VP, Acquisitions   Sr. VP, Dir. of Leasing                    VP, Property Mgt.                  Sr. VP, Dir. of Construction
                                   |                                     |                                          |
                                   |                                     |                                          |
                                   |                                     |                                          |
                        ------------                          -----------------------------------                   |
                       |           |                         |                                  |                   |
                       |           |                         |                                  |                   |
                       |           |                         |                                  |                   |
   Gerard Thibodeaux --     Joseph Povinelli          Robert Scholem                            |           Ronald Johnston
VP, Southeast Leasing  |       VP, Leasing           VP, Property Mgt.--                        |           VP, Construction
                       |           |                                    |                       |
                       |           |                                    |                       |
                       |           |                                    |                       |
     Richard Brock   --    Daniel Evangelista        David Bourgery     |   Thomas Donohue      |
Leasing Representative | Leasing Representative    Regional Prop. Mgr.--   Regional Prop. Mgr.--
                       |                                                |                       |
                       |                                                |                       |
                       |                                                |                       |
     Harry Harmon    --                               Brian Callcut     |   Kathleen Covert     |
Leasing Representative |                           Regional Prop. Mgr.--   Regional Prop. Mgr.--
                       |                                                                        |
                       |                                                                        |
                       |                                                                        |
     Kim Gabbard     --                                                      Julia Namutka      |
Leasing Representative                                                     Regional Prop. Mgr.--


[RESTUBBED]

       ------------------------------------------------------------------------
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
       |                   |                                                  |
   Residential                                                          Finance and
   Management            Legal                                        Asset Management
       |                   |                                                  |
       |                   |                                                  |
       |             Robert Masters                                     Perry Kamerman
       |        Sr. VP, General Counsel           ------------------- Sr. VP of Finance
       |                   |                      |                           |
       |                   |                      |                           |
       |                   |                      |           ---------------------------------------------------------------
       |                   |                      |           |                       |                  |                  |
  Greg Sauter         Carol Smrek                 |    Arnold Wachsberger        Maggie Hul        Jon Grisham              |
VP, Residential Mgt.  VP & Counsel               |       VP, Finance          VP, Controller     VP, Director of           |
                           |                      |                                   |         Financial Reporting         |
                           |                      |                                   |                                     |
                      Karen Yamrus          Joseph Ginex                       Richard Hartman                        Mardi Cezcevi
                Asst. VP, Sr. Paralegal   Financial Analyst                  Assistant Controller                   Mgmt Information
                           |                                                          |                                  Systems
                           |                                                          |
                      Paralegals                                          -------------------------
                     3 Individuals                                        |                       |
                                                                          |                       |
                                                                     Accountants          Senior Lease Admin.
                                                                    4 Individuals            2 Individuals


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999
                            Executive Management Team

Ross Dworman             Chairman of the Board and            Mr. Dworman is responsible for all of the long-term strategic
                         Chief Executive Officer              planning for the Company. Mr. Dworman was President and Chief
                                                              Executive Officer of RD Capital, Inc. from 1987 until the merger of RD
                                                              Capital with Mark Centers Trust in August of 1998, forming Acadia
                                                              Realty Trust. From 1984 to 1987, Mr. Dworman was an associate at
                                                              Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial
                                                              Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts
                                                              Degree from the University of Pennsylvania.

Kenneth F. Bernstein     President                            Mr. Bernstein is responsible for running all day to day activities of the Company including operations, acquisitions and capital markets.
                                                              Mr. Bernstein served as the Chief Operating Officer of RD Capital,
                                                              Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound
                                                              View Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the
                                                              University of Vermont and his Juris Doctorate from Boston University
                                                              School of Law.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 1999

                        PORTFOLIO BREAKDOWN AND
                   NET ASSET VALUE ('NAV') ANALYSIS

                                         Private Basis
                      % of GLA           Cap Rate Range            % of GAV        % of NAV
Retail:
Class A                14%           9.00%     to      9.50%          30%             37%
Class B                37%           9.50%     to     10.00%          36%             41%
Class C                14%          10.50%     to     11.00%           9%              6%
Class D                12%          11.50%     to     12.00%           5%              1%
Mixed-Use               5%          11.00%     to     11.50%           5%              3%
Residential            18%           9.25%     to      9.75%          15%             12%
                      ---            ----------------------          ---             ---
Total                 100%           9.60%     to     10.10%         100%            100%
                      ===            ======================          ===             ===
Equivalent Public Basis             10.60%     to     11.15%
                                     ======================

Notes:

Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less: (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and (3) 4% imputed management fees on effective rents.

The above capitalization rates are based on those in currently in place and are subject to future changes.

A,B,C & D Classifications are determined based on factors including market demographics, location, barriers to entry and strength of tenants.

Reference page 11 for additional notes related to portfolio valuation.

                            ANNUAL SUPPLEMENTAL DISCLOSURE
                                   DECEMBER 31, 1999

                       Net Asset Value ('NAV') Calculation
                            (amounts in thousands)


                                                                        Notes
Net Operating income (4Q99):
    Consolidated Properties                                            $ 16,388
    Unconsolidated Joint Ventures                                           590
                                                                       --------
                              Total NOI (4Q99)                           16,978

Adjustments to 4Q99 NOI                                                  (1,400)
                                                                       --------

Adjusted quarterly NOI                                                   15,578
                                                                            x 4
                                                                       --------
Adjusted annual NOI                                                      62,312

Less straight-line ("S/L") rents                                         (1,400)
                                                                       --------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L Rents)                 4      60,912

Structural reserves                                               1      (2,100)
Imputed management fees (4%)                                             (3,600)
                                                                       --------
PRIVATE BASIS ANNUALIZED NOI                                           $ 55,212
                                                                       ========


CAP RATE RANGE USED FOR VALUATION:
   Private Basis                                                           9.60%           10.10%
   Equivalent Public Basis                                                10.59%           11.14%
                                                                       --------          -------
Gross market value of real estate                                       575,125          546,653

Value of other net assets                                         5      38,000           38,000

Property not yet operational (at cost)                                    7,000            7,000
                                                                       --------          -------
GROSS MARKET VALUE OF ASSETS                                            620,125          591,653


Mortgage debt - Consolidated properties                                (326,651)        (326,651)
              - Unconsolidated Joint Ventures                           (17,255)         (17,255)

Preferred equity                                                         (2,212)          (2,212)

Minority interest in majority owned partnerships                         (2,500)          (2,500)
                                                                       --------          -------
NET MARKET VALUE OF ASSETS                                              271,507          243,035

Common shares and units outstanding                                      36,208           36,208
                                                                       --------          -------
NAV PER COMMON SHARE                                                   $   7.50          $  6.71
                                                                       ========          =======
SHARE PRICE - MARCH 21, 2000                                           $  5.438          $ 5.438
                                                                       ========          =======
PRICE / NET ASSET VALUE                                                      73%              81%


Notes:
1 Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

2 The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties.

3 The above capitalization rates are based on those currently in place and are subject to future changes.

4 Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

5  Value of other net assets is comprised of the following:
   Cash and cash equivalents                                                      $ 35,340
   Cash in escrow                                                                    9,707
   Rents receivable, net of allowance and unbilled (straight-line) rent              4,962
   Prepaid expenses                                                                  2,952
   Due from related parties                                                             19
   Accounts payable and accrued expenses                                            (6,385)
   Distributions payable                                                            (4,371)
   Other liabilities                                                                (4,224)
                                                                                 ---------
                                                                                 $  38,000
                                                                                 =========

                          ANNUAL SUPPLEMENTAL DISCLOSURE
                                 DECEMBER 31, 1999

                            Total Market Capitalization



                                                                                                             Percent of
                                                                    Percent of                              Total Market
                                                                   Total Equity                            Capitalization
                                                                   ------------                            --------------
Total Common Shares Outstanding                                        70.1%              25,724,315(1)
Common O.P. Units                                                      28.6%              10,484,143
                                                                                       -------------
Combined Common Shares and O.P. Units                                                     36,208,458

Market Price as of December 31, 1999                                                   $       4.625
                                                                                       -------------
Equity Capitalization - Common Shares and O.P. Units                                     167,464,118

Preferred O.P. Units - at cost(3)                                       1.3%               2,212,000
                                                                      ------           -------------
Total Equity Capitalization                                           100.0%             169,676,118            34.2%
                                                                      ======
Debt Capitalization                                                                      326,650,744            65.8%
                                                                                       -------------           ------
Total Market Capitalization                                                            $ 496,326,862           100.0%
                                                                                       =============           ======


Weighted Average Outstanding Common Shares and O.P. Units

                                       Common
                                      Shares(1)       O.P. Units        Total
                                      ---------       ----------        -----
Quarter ended December 31,1999        25,908,199      10,484,143      36,392,342
Year ended December 31, 1999          25,708,787      10,833,184      36,541,971


Quarter ended December 31,1998(2)     25,419,215      11,184,143      36,603,358
Year ended December 31,1998(2)        15,205,962       5,252,815      20,458,777

(1) As of December 31, 1999, the Company had purchased 394,900 shares under its Stock Repurchase Program
(2) The RD Transaction occurred on August 12, 1998
(3) In connection with the acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units


                          Total Market Capitalization



Variable-         Common           Common         Preferred         Fixed-Rate
Rate Debt         Shares         O.P. Units       O.P. Units           Debt
 14.6%             24.0%            9.8%             0.4%             51.2%

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                             Shareholder Information

             Twelve Largest Institutional/Non-Retail Shareholders(1)

                                                                                              Percent of Out-
Shareholder                                                                   Shares Held     standing Shares
-----------                                                                   -----------     ----------------
Yale University                                                                3,366,616           13.1%
Rothschild Realty Investors II L.L.C.                                          3,266,667           12.7%
Howard Hughes Medical Institute                                                2,266,667            8.8%
The Board of Trustees of the Leland Stanford Junior University                 2,133,333            8.3%
Harvard Private Capital Realty, Inc.                                           2,000,000            7.8%
The Vanderbilt University                                                      1,346,647            5.2%
TRW Master Trust                                                               1,200,000            4.7%
Carnegie Corporation of New York                                                 942,653            3.7%
Morgan Stanley Asset Management                                                  452,700            1.8%
CS First Boston Inc.                                                             419,000            1.6%
Yale University Retirement Plan for Staff Employees                              403,994            1.6%
First Manhattan Company                                                          394,005            1.5%
                                                                              ----------           -----
Total of Twelve Largest Institutional/Non-Retail Shareholders                 18,192,282           70.7%
                                                                              ----------           -----
Total of all Institutional/Non-Retail Shareholders                            19,068,518           74.1%
                                                                              ==========           =====


                              Operating Partnership
                                Unit Information
                                ----------------
                                                                   Percent
                                                             of Total O.P. Units
                                                             -------------------
Institutional/Non-Retail O.P. Unit Holders     7,571,286            72.2%
Employee/Director O.P. Unit Holders            1,748,043            16.7%
Other O.P. Unit Holders                        1,164,814            11.1%
                                              ----------           ------
Total O.P. Units                              10,484,143           100.0%
                                              ==========           ======

(1) Based on Schedule 13D filings with the U.S. Securities and Exchange
    Commission


                   Total Share/O.P. Unit Ownership (Combined)

[ ] Institutional/Non-Retail Share &
    O.P. Unit Holders                      74%

[ ] Retail Shareholders                    18%

[ ] Employee/Director O.P. Unitholders      5%

[ ] Other O.P. Unitholders                  3%

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999


         Statements of Operations - Including Joint Venture Activity(1)
                                 (in thousands)

                                                                    Annual                                 Current Quarter

                                                                     Year                                     3 months
                                                              ended December 31,                          ended December 31,
                                                                     1999                                       1999
                                                  --------------------------------------      ------------------------------------
                                                  Wholly Owned        JV           Total      Wholly Owned       JV          Total
                                                  ------------        --           -----      ------------       --          -----
PROPERTY REVENUES
Minimum rents(2)                                    $ 73,021       $ 2,413       $ 75,434       $ 18,562       $ 583       $ 19,145
Percentage rents                                       2,994            44          3,038          1,041           5          1,046
Expense reimbursements                                13,786           892         14,678          3,810         211          4,021
Other property income                                    937            73          1,010            166          20            186
                                                    --------       -------       --------       --------       -----       --------
                                                      90,738         3,422         94,160         23,579         819         24,398
                                                    --------       -------       --------       --------       -----       --------
PROPERTY EXPENSES
Property operating                                    19,027           338         19,365          4,403          80          4,483
Real estate taxes                                     10,540           588         11,128          2,788         149          2,937
                                                    --------       -------       --------       --------       -----       --------
                                                      29,567           926         30,493          7,191         229          7,420
                                                    --------       -------       --------       --------       -----       --------

NET OPERATING INCOME - PROPERTIES                     61,171         2,496         63,667         16,388         590         16,978


OTHER INCOME (EXPENSE)
Property management and leasing - Home office         (2,579)            -         (2,579)          (776)          -           (776)
General and administrative                            (6,337)            -         (6,337)        (1,796)          -         (1,796)
Interest income                                        1,258             -          1,258            381           -            381
Management income                                        682             -            682            164           -            164
Other income                                              31             -             31              3           -              3
                                                    --------       -------       --------       --------       -----       --------
EBIDTA                                                54,226         2,496         56,722         14,364         590         14,954

Depreciation and amortization                        (19,887)         (653)       (20,540)        (5,260)       (165)        (5,425)
Interest expense                                     (23,314)       (1,259)       (24,573)        (6,272)       (321)        (6,593)
Loss on sale of properties                            (1,284)            -         (1,284)             -           -              -
                                                    --------       -------       --------       --------       -----       --------
Income before minority interest                        9,741           584         10,325          2,832         104          2,936

Minority interest in Operating Partnership            (3,130)            -         (3,130)          (878)          -           (878)
                                                    --------       -------       --------       --------       -----       --------
NET INCOME                                          $  6,611       $   584       $  7,195       $  1,954       $ 104       $  2,058
                                                    ========       =======       ========       ========       =====       ========

                                                                                                    Previous Quarters - 1999

                                                                   3 months                                  3 months
                                                              ended September 30,                          ended June 30,
                                                                     1999                                      1999
                                                  ------------------------------------      ------------------------------------
                                                  Wholly Owned       JV          Total      Wholly Owned       JV          Total
                                                  ------------       --          -----      ------------       --          -----
PROPERTY REVENUES
Minimum rents(2)                                    $ 19,606       $ 601       $ 20,207       $ 17,500       $ 616       $ 18,116
Percentage rents                                         480          12            492            686           -            686
Expense reimbursements                                 3,481         250          3,731          3,037         201          3,238
Other property income                                    275          12            287            252          27            279
                                                    --------       -----       --------       --------       -----       --------
                                                      23,842         875         24,717         21,475         844         22,319
                                                    --------       -----       --------       --------       -----       --------
PROPERTY EXPENSES
Property operating                                     4,806         108          4,914          4,660          68          4,728
Real estate taxes                                      2,637         149          2,786          2,564         145          2,709
                                                    --------       -----       --------       --------       -----       --------
                                                       7,443         257          7,700          7,224         213          7,437
                                                    --------       -----       --------       --------       -----       --------

NET OPERATING INCOME - PROPERTIES                     16,399         618         17,017         14,251         631         14,882


OTHER INCOME (EXPENSE)
Property management and leasing - Home office           (313)          -           (313)          (767)          -           (767)
General and administrative                            (1,437)          -         (1,437)        (1,638)          -         (1,638)
Interest income                                          372           -            372            259           -            259
Management income                                        199           -            199            163           -            163
Other income                                              15           -             15              7           -              7
                                                    --------       -----       --------       --------       -----       --------
EBIDTA                                                15,235         618         15,853         12,275         631         12,906

Depreciation and amortization                         (4,976)       (163)        (5,139)        (4,965)       (163)        (5,128)
Interest expense                                      (6,037)       (315)        (6,352)        (5,581)       (311)        (5,892)
Loss on sale of properties                                 -           -              -              -           -              -
                                                    --------       -----       --------       --------       -----       --------
Income before minority interest                        4,222         140          4,362          1,729         157          1,886

Minority interest in Operating Partnership            (1,279)          -         (1,279)          (597)          -           (597)
                                                    --------       -----       --------       --------       -----       --------
NET INCOME                                          $  2,943       $ 140       $  3,083       $  1,132       $ 157       $  1,289
                                                    ========       =====       ========       ========       =====       ========

                                                                    3 months
                                                                 ended March 31,
                                                                      1999
                                                    ------------------------------------
                                                    Wholly Owned       JV          Total
                                                    ------------       --          -----
PROPERTY REVENUES
Minimum rents(2)                                      $ 17,353       $ 613       $ 17,966
Percentage rents                                           787          27            814
Expense reimbursements                                   3,458         230          3,688
Other property income                                      244          14            258
                                                      --------       -----       --------
                                                        21,842         884         22,726
                                                      --------       -----       --------
PROPERTY EXPENSES
Property operating                                       5,158          82          5,240
Real estate taxes                                        2,551         145          2,696
                                                      --------       -----       --------
                                                         7,709         227          7,936
                                                      --------       -----       --------

NET OPERATING INCOME - PROPERTIES                       14,133         657         14,790


OTHER INCOME (EXPENSE)
Property management and leasing - Home office             (723)          -           (723)
General and administrative                              (1,466)          -         (1,466)
Interest income                                            246           -            246
Management income                                          156           -            156
Other income                                                 6           -              6
                                                      --------       -----       --------
EBIDTA                                                  12,352         657         13,009

Depreciation and amortization                           (4,686)       (162)        (4,848)
Interest expense                                        (5,424)       (312)        (5,736)
Loss on sale of properties                              (1,284)          -         (1,284)
                                                      --------       -----       --------
Income before minority interest                            958         183          1,141

Minority interest in Operating Partnership                (376)          -           (376)
                                                      --------       -----       --------
NET INCOME                                            $    582       $ 183       $    765
                                                      ========       =====       ========


(1) Quarterly results for 1999 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the company's Forms 10K and 10Q for the corresponding periods.

(2) Minimum rents for the quarter ended September 30, 1999 include income of $1,387 recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999


                    Statements of Operations - by Segment(1)
                                 (in thousands)

                                                                            Annual

                                                                             Year
                                                                       ended December 31,
                                                                             1999

                                                      Retail      Multi-Family    Corporate      Total
                                                    ---------------------------------------------------
PROPERTY REVENUES
Minimum rents(2)                                    $ 61,123       $ 14,311    $       -       $ 75,434
Percentage rents                                       3,038              -            -          3,038
Expense reimbursements                                14,678              -            -         14,678
Other property income                                    406            604            -          1,010
                                                    --------        -------    ---------       --------
                                                      79,245         14,915            -         94,160
                                                    --------        -------    ---------       --------
PROPERTY EXPENSES
Property operating                                    14,300          5,065            -         19,365
Real estate taxes                                     10,237            891            -         11,128
                                                    --------        -------    ---------       --------
                                                      24,537          5,956            -         30,493
                                                    --------        -------    ---------       --------
NET OPERATING INCOME - PROPERTIES                     54,708          8,959            -         63,667


OTHER INCOME (EXPENSE)
Property management and leasing - Home office              -              -       (2,579)        (2,579)
General and administrative                                 -              -       (6,337)        (6,337)
Interest income                                            -              -        1,258          1,258
Management income                                          -              -          682            682
Other income                                               -              -           31             31
                                                    --------        -------    ---------       --------
EBIDTA                                                54,708          8,959       (6,945)        56,722

Depreciation and amortization                        (18,470)        (1,829)        (241)       (20,540)
Interest expense                                     (20,458)        (4,115)           -        (24,573)
Loss on sale of properties                            (1,284)             -            -         (1,284)
                                                    --------        -------    ---------       --------
Loss before minority interest                         14,496          3,015       (7,186)        10,325

Minority interest in Operating Partnership                 -              -       (3,130)        (3,130)
                                                    --------        -------    ---------       --------
NET INCOME (LOSS)                                   $ 14,496        $ 3,015    $ (10,316)      $  7,195
                                                    ========        =======    =========       ========

                                                                       Current Quarter

                                                                          3 months
                                                                      ended December 31,
                                                                            1999

                                                      Retail    Multi-Family      Corporate        Total
                                                    ----------------------------------------------------
PROPERTY REVENUES
Minimum rents(2)                                    $ 15,505       $ 3,640       $      -       $ 19,145
Percentage rents                                       1,046             -              -          1,046
Expense reimbursements                                 4,021             -              -          4,021
Other property income                                     60           126              -            186
                                                    --------       -------       --------       --------
                                                      20,632         3,766              -         24,398
                                                    --------       -------       --------       --------
PROPERTY EXPENSES
Property operating                                     3,245         1,238              -          4,483
Real estate taxes                                      2,695           242              -          2,937
                                                    --------       -------       --------       --------
                                                       5,940         1,480              -          7,420
                                                    --------       -------       --------       --------
NET OPERATING INCOME - PROPERTIES                     14,692         2,286              -         16,978


OTHER INCOME (EXPENSE)
Property management and leasing - Home office              -             -           (776)          (776)
General and administrative                                 -             -         (1,796)        (1,796)
Interest income                                            -             -            381            381
Management income                                          -             -            164            164
Other income                                               -             -              3              3
                                                    --------       -------       --------       --------
EBIDTA                                                14,692         2,286         (2,024)        14,954

Depreciation and amortization                         (4,836)         (486)          (103)        (5,425)
Interest expense                                      (5,523)       (1,070)             -         (6,593)
Loss on sale of properties                                 -             -              -              -
                                                    --------       -------       --------       --------
Loss before minority interest                          4,333           730         (2,127)         2,936

Minority interest in Operating Partnership                 -             -           (878)          (878)
                                                    --------       -------       --------       --------
NET INCOME (LOSS)                                   $  4,333       $   730       $ (3,005)      $  2,058
                                                    ========       =======       ========       ========



                                                                          3 months
                                                                     ended September 30,
                                                                            1999

                                                      Retail    Multi-Family       Corporate      Total
                                                    ----------------------------------------------------
PROPERTY REVENUES
Minimum rents(2)                                    $ 16,615       $ 3,592       $      -       $ 20,207
Percentage rents                                         492             -              -            492
Expense reimbursements                                 3,731             -              -          3,731
Other property income                                    120           167              -            287
                                                    --------       -------       --------       --------
                                                      20,958         3,759              -         24,717
                                                    --------       -------       --------       --------
PROPERTY EXPENSES
Property operating                                     3,595         1,319              -          4,914
Real estate taxes                                      2,569           217              -          2,786
                                                    --------       -------       --------       --------
                                                       6,164         1,536              -          7,700
                                                    --------       -------       --------       --------
NET OPERATING INCOME - PROPERTIES                     14,794         2,223              -         17,017


OTHER INCOME (EXPENSE)
Property management and leasing - Home office              -             -           (313)          (313)
General and administrative                                 -             -         (1,437)        (1,437)
Interest income                                            -             -            372            372
Management income                                          -             -            199            199
Other income                                               -             -             15             15
                                                    --------       -------       --------       --------
EBIDTA                                                14,794         2,223         (1,164)        15,853

Depreciation and amortization                         (4,608)         (463)           (68)        (5,139)
Interest expense                                      (5,332)       (1,020)             -         (6,352)
Loss on sale of properties                                 -             -              -              -
                                                    --------       -------       --------       --------
Loss before minority interest                          4,854           740         (1,232)         4,362

Minority interest in Operating Partnership                 -             -         (1,279)        (1,279)
                                                    --------       -------       --------       --------
NET INCOME (LOSS)                                   $  4,854       $   740       $ (2,511)      $  3,083
                                                    ========       =======       ========       ========

                                                                      Previous Quarters

                                                                           3 months
                                                                        ended June 30,
                                                                             1999

                                                      Retail     Multi-Family     Corporate      Total
                                                    ---------------------------------------------------
PROPERTY REVENUES
Minimum rents(2)                                    $ 14,584       $ 3,532       $      -      $ 18,116
Percentage rents                                         686             -              -           686
Expense reimbursements                                 3,238             -              -         3,238
Other property income                                    115           164              -           279
                                                    --------       -------       --------      --------
                                                      18,623         3,696              -        22,319
                                                    --------       -------       --------      --------
PROPERTY EXPENSES
Property operating                                     3,394         1,334              -         4,728
Real estate taxes                                      2,493           216              -         2,709
                                                    --------       -------       --------      --------
                                                       5,887         1,550              -         7,437
                                                    --------       -------       --------      --------
NET OPERATING INCOME - PROPERTIES                     12,736         2,146              -        14,882


OTHER INCOME (EXPENSE)
Property management and leasing - Home office              -             -           (767)         (767)
General and administrative                                 -             -         (1,638)       (1,638)
Interest income                                            -             -            259           259
Management income                                          -             -            163           163
Other income                                               -             -              7             7
                                                    --------       -------       --------      --------
EBIDTA                                                12,736         2,146         (1,976)       12,906

Depreciation and amortization                         (4,642)         (447)           (39)       (5,128)
Interest expense                                      (4,885)       (1,007)             -        (5,892)
Loss on sale of properties                                 -             -              -             -
                                                    --------       -------       --------      --------
Loss before minority interest                          3,209           692         (2,015)        1,886

Minority interest in Operating Partnership                 -             -           (597)         (597)
                                                    --------       -------       --------      --------
NET INCOME (LOSS)                                   $  3,209       $   692       $ (2,612)     $  1,289
                                                    ========       =======       ========      ========



                                                                           3 months
                                                                        ended March 31,
                                                                             1999

                                                     Retail      Multi-Family     Corporate       Total
                                                    ----------------------------------------------------
PROPERTY REVENUES
Minimum rents(2)                                    $ 14,419       $ 3,547       $      -       $ 17,966
Percentage rents                                         814             -              -            814
Expense reimbursements                                 3,688             -              -          3,688
Other property income                                    111           147              -            258
                                                    --------       -------       --------       --------
                                                      19,032         3,694              -         22,726
                                                    --------       -------       --------       --------
PROPERTY EXPENSES
Property operating                                     4,066         1,174              -          5,240
Real estate taxes                                      2,480           216              -          2,696
                                                    --------       -------       --------       --------
                                                       6,546         1,390              -          7,936
                                                    --------       -------       --------       --------
NET OPERATING INCOME - PROPERTIES                     12,486         2,304              -         14,790


OTHER INCOME (EXPENSE)
Property management and leasing - Home office              -             -           (723)          (723)
General and administrative                                 -             -         (1,466)        (1,466)
Interest income                                            -             -            246            246
Management income                                          -             -            156            156
Other income                                               -             -              6              6
                                                    --------       -------       --------       --------
EBIDTA                                                12,486         2,304         (1,781)        13,009

Depreciation and amortization                         (4,384)         (433)           (31)        (4,848)
Interest expense                                      (4,718)       (1,018)             -         (5,736)
Loss on sale of properties                            (1,284)            -              -         (1,284)
                                                    --------       -------       --------       --------
Loss before minority interest                          2,100           853         (1,812)         1,141

Minority interest in Operating Partnership                 -             -           (376)          (376)
                                                    --------       -------       --------       --------
NET INCOME (LOSS)                                   $  2,100       $   853       $ (2,188)      $    765
                                                    ========       =======       ========       ========

(1) Quarterly results for 1999 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the company's Forms 10K and 10Q for the corresponding periods. Retail segment includes two mixed use properties with retail components.

(2) Minimum rents for the quarter ended September 30, 1999 include income of $1,387 recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

             Net Operating Income (NOI) - Same Store Performance(1)
                                 (in thousands)

                                                    Current Year-to-date       Historical Year-to-date
                                                                                     Pro Forma(2)
                                                         Year ended                   Year ended
                                                         December 31,                December 31,
                                                             1999                        1998
                                                             ----                        ----
NOI - Consolidated properties                             $ 61,171                     $ 52,682
NOI - Unconsolidated partnerships                            2,496                        2,416
                                                          --------                     --------
                         Total NOI                          63,667                       55,098

Less straight-line rent                                     (1,269)                      (1,362)
NOI - Settlement of litigation and claims(3)                (1,387)                           -
NOI - Properties Acquired                                   (4,189)                      (1,634)
NOI - Properties Redeveloped                                (2,908)                      (1,296)
NOI - Properties Sold                                         (146)                        (909)
                                                          --------                     --------

                     Same Property NOI                    $ 53,768                     $ 49,897
                                                          ========                     ========

                Growth in Same Property NOI                  7.8%



(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

(2) The unaudited pro forma information for the year ebded December 31, 1998 is presented as if the RDC Transaction as described in the Company's Annual Report on Form 10K for the year ended December 31, 1998 had occurred on January 1, 1997.

(3) Net operating income for the year ended December 31, 1999 include income of $1,387 recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999


                         Funds from Operations (FFO)(1)
                                 (in thousands)

                                                                 Annual           Current Quarter

                                                                  Year               3 months              3 months
                                                           ended December 31,   ended December 31,   ended September 30,
                                                                  1999                 1999                 1999(3)
                                                           -------------------------------------------------------------
Net Income                                                     $  7,195              $ 2,058               $ 3,083

Add back:
Depreciation of real estate and
  amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                  18,949                4,949                 4,717
     Unconsolidated subsidiaries                                    626                  159                   156
Income attributable to
  Operating Partnership Units                                     3,106                  854                 1,279
Loss on sale of properties                                        1,284                    -                     -
                                                               --------              -------               -------

Funds from Operations                                          $ 31,160              $ 8,020               $ 9,235
                                                               ========              =======               =======
Funds from Operations per share(2)                             $   0.85              $  0.22               $  0.25
                                                               ========              =======               =======

                                                           Previous Quarters

                                                               3 months             3 months
                                                            ended June 30,       ended March 31,
                                                                  1999                 1999
                                                           -------------------------------------
Net Income                                                     $ 1,289              $   765

Add back:
Depreciation of real estate and
  amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                  4,769                4,514
     Unconsolidated subsidiaries                                   156                  155
Income attributable to
  Operating Partnership Units                                      597                  376
Loss on sale of properties                                           -                1,284
                                                               -------              -------

Funds from Operations                                          $ 6,811              $ 7,094
                                                               =======              =======
Funds from Operations per share(2)                             $  0.19              $  0.19
                                                               =======              =======

(1) Quarterly results for 1999 are unaudited. They reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period.

(2) Assumes full conversion of O.P. Units into Common Shares.

(3) Minimum rents for the quarter ended September 30, 1999 include income of $1,387 ($0.04 per share) recognized following the receipt of settlement amounts related to the Chapter 11 filing of the Penn Traffic Co. and the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999




                           Consolidated Balance Sheets
                                 (in thousands)

                                                    December 31,    December 31,
                                                        1999            1998
                                                        ----            ----
ASSETS

Real estate
Land                                                 $  81,956      $  76,136
Buildings and improvements                             477,573        452,300
Properties under development                             9,992         22,813
                                                     ---------      ---------
                                                       569,521        551,249
Less: accumulated depreciation                         (90,932)       (87,202)
                                                     ---------      ---------
  Net real estate                                      478,589        464,047

Property held for sale                                  13,227          7,073
Cash and cash equivalents                               35,340         15,183
Cash in escrow                                           9,707         12,650
Investments in unconsolidated partnerships               7,463          7,516
Rents receivable, net                                    8,865          6,006
Prepaid expenses                                         2,952          2,797
Deferred charges, net                                   12,374         11,461
Other assets                                             2,286          1,779
                                                     ---------      ---------
                                                     $ 570,803      $ 528,512
                                                     =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                               $ 326,651      $ 277,561
Accounts payable and accrued expenses                    6,385         10,673
Dividends and distributions payable                      4,371              -
Other liabilities                                        4,224          3,993
                                                     ---------      ---------
  Total liabilities                                    341,631        292,227
                                                     ---------      ---------
Minority interest in Operating Partnership              74,462         79,344
Minority interests in majority owned partnerships        2,223          2,350
                                                     ---------      ---------
  Total minority interests                              76,685         81,694
                                                     ---------      ---------
Shareholders' equity:
Common shares                                               26             25
Additional paid-in capital                             168,641        170,746
Deficit                                                (16,180)       (16,180)
                                                     ---------      ---------
  Total shareholders' equity                           152,487        154,591
                                                     ---------      ---------
                                                     $ 570,803      $ 528,512
                                                     =========      =========

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                            Selected Operating Ratios

                                                  Quarter ended           Year ended
                                                December 31, 1999      December 31, 1999
                                                -----------------      -----------------
                  Coverage Ratios(1)

               Interest Coverage Ratio
EBIDTA(2)                                           $ 14,954              $  55,064
Divided by Interest expense                            6,593                 24,573
                                                    --------              ---------
                                                        2.27x                  2.24x

             Fixed Charge Coverage Ratio
EBIDTA(2)                                           $ 14,954              $  55,064
Divided by (Interest expense                           6,593                 24,573
                 + Preferred Dividends(3))                23                     23
                                                    --------              ---------
                                                        2.26x                  2.24x

             Debt Service Coverage Ratio
EBIDTA(2)                                           $ 14,954              $  55,064
Divided by (Interest expense                           6,593                 24,573
                 + Principal Amortization)             1,164                  3,852
                                                    --------              ---------
                                                        1.93x                  1.94x

                   Payout Ratios

         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 4 quarters in 1999                            $  4,348              $  17,516
FFO(2)                                                 8,020                 29,502
                                                    --------              ---------
                                                          54%                    59%

                   Overhead Ratios

               G&A/Real Estate Revenues
General and Administrative expense                  $  1,796              $   6,337
Real Estate Revenues(1,2)                             24,398                 92,502
                                                    --------              ---------
                                                           7%                     7%

                   Leverage Ratios

Debt/Total Market Capitalization(4)
Debt                                                       -              $ 326,651
Total Market Capitalization(5)                             -                496,327
                                                                          ---------
                                                           -                     66%

Notes:

(1) Results for the quarter ended December 31, 1999 are unaudited. Although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

(2) EBIDTA and Revenues have been adjusted for income of $1,658 recognized following the receipt of settlement amounts related to the Chapter 11 filings of Penn Traffic Co. as well as the income recognized as a result of the settlement of litigation initiated by the Company to enforce the lease payment obligations of the lease guarantor related to a former tenant which filed Chapter 11 and rejected the lease at one of the Company's centers prior to 1999. The adjustments are as follows:


                                     For the Quarter Ended December 31, 1999          For the Year Ended December 31, 1999
                                       EBIDTA        Revenues           FFO          EBIDTA          Revenues          FFO
Inclusive of settlement amounts      $ 14,954        $ 24,398        $ 8,020        $ 56,722        $ 94,160        $ 31,160
Less settlement amounts                     -               -              -          (1,658)         (1,658)         (1,658)
                                     --------        --------        -------        --------        --------        --------
As adjusted and used above           $ 14,954        $ 24,398        $ 8,020        $ 55,064        $ 92,502        $ 29,502
                                     ========        ========        =======        ========        ========        ========

(3) Represents preferred distributions on Preferred Operating partnership Units.

(4) Including the Company's pro-rata share of joint venture debt (see page 21), the Debt to Total Market Capitalization increases to 67%

(5) Reference page 13 for calculation of Total Market Capitalization.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999
                     Debt Analysis - Wholly Owned Properties

                                                                                                                     Principal
                                                                                                                     Balance at
Property                                    Lender                                                 Notes            12/31/1999
----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
New Louden Center                           John Hancock Mutual Life Insurance Co.                   1             $ 9,621,030
Ledgewood Mall                              John Hancock Mutual Life Insurance Co.                   1              16,355,750
Lebanon (Plaza 422)                         John Hancock Mutual Life Insurance Co.                   1               2,886,309
Towanda (Bradford Towne Center)             John Hancock Mutual Life Insurance Co.                   1              10,583,133
Tioga West                                  John Hancock Mutual Life Insurance Co.                   1               3,126,834
Berlin Plaza                                John Hancock Mutual Life Insurance Co.                   1               4,569,989
Honesdale (Route 6 Mall)                    John Hancock Mutual Life Insurance Co.                   1               6,734,721
Valmont Plaza                               Metropolitan Life Insurance Co.                                          6,100,000
Luzerne Street Plaza                        Metropolitan Life Insurance Co.                                          2,000,000
Greenridge Plaza                            Metropolitan Life Insurance Co.                                          6,700,000
Crescent Plaza                              Metropolitan Life Insurance Co.                                         12,000,000
East End Centre                             Metropolitan Life Insurance Co.                                         14,200,000
Bloomfield Town Square                      Sun America Life Insurance Co.                                          10,331,916
Walnut Hill Shopping Center                 Sun America Life Insurance Co.                                           9,286,427
Atrium Mall                                 Sun America Life Insurance Co.                                          10,360,245
GHT Apartments                              Sun America Life Insurance Co.                                           8,274,723
Colony Apartments                           Sun America Life Insurance Co.                                           3,889,824
Gateway Mall                                Huntoon Hastings Capital Corp.                                           6,221,896
Branch Shopping Center                      North Fork Bank                                                          5,000,000
Pacesetter Park Shopping Center             M&T Real Estate Inc.                                                     4,628,199
Pittston Plaza                              Anchor National Life Insurance Co.                                       3,866,116
Glen Oaks Apartments                        Lehman Brothers Holdings, Inc.                                          17,972,774
Mad River                                   Mellon Mortgage Company                                                  7,566,310
Manahawkin K-Mart                           Northern Life Insurance Co. & Bankers Security Life                      5,361,848
Mountainville Shopping Center               Morgan Stanley Mortgage Capital                                          3,094,177
King's Fairground                           Morgan Stanley Mortgage Capital                                            865,152
Northside Mall                              Morgan Stanley Mortgage Capital                                          3,309,217
Dunmore Plaza                               Morgan Stanley Mortgage Capital                                          1,102,560
25th Street Plaza                           Morgan Stanley Mortgage Capital                                          7,758,050
Ft. Ogelthorpe (Cloud Springs Plaza)        Morgan Stanley Mortgage Capital                                          2,578,081
Kingston Plaza                              Morgan Stanley Mortgage Capital                                          2,212,800
Plaza 15                                    Morgan Stanley Mortgage Capital                                          2,102,401
Martintown Plaza                            Morgan Stanley Mortgage Capital                                          2,828,449
Birney Mall                                 Morgan Stanley Mortgage Capital                                          3,279,169
Midway Plaza                                Morgan Stanley Mortgage Capital                                          2,429,665
Shillington Plaza                           Morgan Stanley Mortgage Capital                                          2,806,849
Shamokin (Ames Plaza)                       Morgan Stanley Mortgage Capital                                            988,416
Shamokin Dam (Circle Plaza)                 Morgan Stanley Mortgage Capital                                          1,215,265
New Smyrna Beach Shopping Center            Morgan Stanley Mortgage Capital                                          1,489,728
Stroudsburg (Monroe Plaza)                  Morgan Stanley Mortgage Capital                                          3,696,193
Troy Plaza                                  Morgan Stanley Mortgage Capital                                          2,336,448
Northwood Centre                            Nomura Asset Capital Corporation                                        22,334,539
                                                                                                                 -------------
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                           254,065,203
                                                                                                                 -------------
VARIABLE-RATE DEBT
Soundview Marketplace                       General Electric Capital Corp.                           2               7,126,173
Town Line                                   Fleet Bank, N.A.                                         3               3,965,556
Smithtown Shopping Center                   Fleet Bank, N.A.                                         4               9,325,710
Merrillville Plaza                          Sun America Life Insurance Co.                           5              13,930,761
Village Apartments                          Sun America Life Insurance Co.                           5               9,979,341
Marley Run Apartments                       KBC Bank                                                 6              14,508,000
239 Greenwich Avenue                        First Union National Bank                                7              13,750,000
                                                                                                                 -------------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                         72,585,541
                                                                                                                 -------------
TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                                $ 326,650,744
                                                                                                                 -------------


                                                                                                    Interest            Maturity
Property                                    Lender                                                    Rate                Date
------------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
New Louden Center                           John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Ledgewood Mall                              John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Lebanon (Plaza 422)                         John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Towanda (Bradford Towne Center)             John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Tioga West                                  John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Berlin Plaza                                John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Honesdale (Route 6 Mall)                    John Hancock Mutual Life Insurance Co.                    9.11%            04/01/2000
Valmont Plaza                               Metropolitan Life Insurance Co.                           7.75%            06/01/2000
Luzerne Street Plaza                        Metropolitan Life Insurance Co.                           7.75%            06/01/2000
Greenridge Plaza                            Metropolitan Life Insurance Co.                           7.75%            06/01/2000
Crescent Plaza                              Metropolitan Life Insurance Co.                           7.75%            06/01/2000
East End Centre                             Metropolitan Life Insurance Co.                           7.75%            06/01/2000
Bloomfield Town Square                      Sun America Life Insurance Co.                            7.75%            01/01/2001
Walnut Hill Shopping Center                 Sun America Life Insurance Co.                            7.75%            01/01/2001
Atrium Mall                                 Sun America Life Insurance Co.                            7.75%            01/01/2001
GHT Apartments                              Sun America Life Insurance Co.                            7.75%            01/01/2001
Colony Apartments                           Sun America Life Insurance Co.                            7.75%            01/01/2001
Gateway Mall                                Huntoon Hastings Capital Corp.                            7.50%            09/01/2002
Branch Shopping Center                      North Fork Bank                                           7.75%            12/01/2002
Pacesetter Park Shopping Center             M&T Real Estate Inc.                                      8.18%            03/01/2003
Pittston Plaza                              Anchor National Life Insurance Co.                        7.93%            01/01/2004
Glen Oaks Apartments                        Lehman Brothers Holdings, Inc.                            8.32%            03/01/2004
Mad River                                   Mellon Mortgage Company                                   9.60%            05/23/2005
Manahawkin K-Mart                           Northern Life Insurance Co. & Bankers Security Life       7.70%            12/01/2008
Mountainville Shopping Center               Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
King's Fairground                           Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Northside Mall                              Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Dunmore Plaza                               Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
25th Street Plaza                           Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Ft. Ogelthorpe (Cloud Springs Plaza)        Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Kingston Plaza                              Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Plaza 15                                    Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Martintown Plaza                            Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Birney Mall                                 Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Midway Plaza                                Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Shillington Plaza                           Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Shamokin (Ames Plaza)                       Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Shamokin Dam (Circle Plaza)                 Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
New Smyrna Beach Shopping Center            Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Stroudsburg (Monroe Plaza)                  Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Troy Plaza                                  Morgan Stanley Mortgage Capital                           8.84%            11/01/2021
Northwood Centre                            Nomura Asset Capital Corporation                          9.02%            03/11/2022
                                                                                                      -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                              8.44%
                                                                                                      -----
VARIABLE-RATE DEBT
Soundview Marketplace                       General Electric Capital Corp.                            8.52%            01/01/2002
Town Line                                   Fleet Bank, N.A.                                          7.91%            03/15/2002
Smithtown Shopping Center                   Fleet Bank, N.A.                                          7.94%            05/31/2002
Merrillville Plaza                          Sun America Life Insurance Co.                            8.26%            08/01/2002
Village Apartments                          Sun America Life Insurance Co.                            8.13%            10/01/2002
Marley Run Apartments                       KBC Bank                                                  7.73%            12/31/2002
239 Greenwich Avenue                        First Union National Bank                                  7.81%           01/01/2005
                                                                                                      -----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                            8.02%
                                                                                                      -----
TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                      8.34%
                                                                                                      -----

                                                                                                        Percent of        Months
                                                                                                           Total            to
Property                                    Lender                                                     Indebtedness      Maturity
----------------------------------------------------------------------------------------------------------------------------------
FIXED-RATE DEBT
New Louden Center                           John Hancock Mutual Life Insurance Co.                          2.9%              3
Ledgewood Mall                              John Hancock Mutual Life Insurance Co.                          5.0%              3
Lebanon (Plaza 422)                         John Hancock Mutual Life Insurance Co.                          0.9%              3
Towanda (Bradford Towne Center)             John Hancock Mutual Life Insurance Co.                          3.2%              3
Tioga West                                  John Hancock Mutual Life Insurance Co.                          1.0%              3
Berlin Plaza                                John Hancock Mutual Life Insurance Co.                          1.4%              3
Honesdale (Route 6 Mall)                    John Hancock Mutual Life Insurance Co.                          2.1%              3
Valmont Plaza                               Metropolitan Life Insurance Co.                                 1.9%              5
Luzerne Street Plaza                        Metropolitan Life Insurance Co.                                 0.6%              5
Greenridge Plaza                            Metropolitan Life Insurance Co.                                 2.1%              5
Crescent Plaza                              Metropolitan Life Insurance Co.                                 3.7%              5
East End Centre                             Metropolitan Life Insurance Co.                                 4.3%              5
Bloomfield Town Square                      Sun America Life Insurance Co.                                  3.2%             12
Walnut Hill Shopping Center                 Sun America Life Insurance Co.                                  2.8%             12
Atrium Mall                                 Sun America Life Insurance Co.                                  3.2%             12
GHT Apartments                              Sun America Life Insurance Co.                                  2.5%             12
Colony Apartments                           Sun America Life Insurance Co.                                  1.2%             12
Gateway Mall                                Huntoon Hastings Capital Corp.                                  1.9%             33
Branch Shopping Center                      North Fork Bank                                                 1.5%             36
Pacesetter Park Shopping Center             M&T Real Estate Inc.                                            1.4%             39
Pittston Plaza                              Anchor National Life Insurance Co.                              1.2%             49
Glen Oaks Apartments                        Lehman Brothers Holdings, Inc.                                  5.5%             51
Mad River                                   Mellon Mortgage Company                                         2.3%             66
Manahawkin K-Mart                           Northern Life Insurance Co. & Bankers Security Life             1.6%            109
Mountainville Shopping Center               Morgan Stanley Mortgage Capital                                 0.9%            266
King's Fairground                           Morgan Stanley Mortgage Capital                                 0.3%            266
Northside Mall                              Morgan Stanley Mortgage Capital                                 1.0%            266
Dunmore Plaza                               Morgan Stanley Mortgage Capital                                 0.3%            266
25th Street Plaza                           Morgan Stanley Mortgage Capital                                 2.4%            266
Ft. Ogelthorpe (Cloud Springs Plaza)        Morgan Stanley Mortgage Capital                                 0.8%            266
Kingston Plaza                              Morgan Stanley Mortgage Capital                                 0.7%            266
Plaza 15                                    Morgan Stanley Mortgage Capital                                 0.6%            266
Martintown Plaza                            Morgan Stanley Mortgage Capital                                 0.9%            266
Birney Mall                                 Morgan Stanley Mortgage Capital                                 1.0%            266
Midway Plaza                                Morgan Stanley Mortgage Capital                                 0.7%            266
Shillington Plaza                           Morgan Stanley Mortgage Capital                                 0.9%            266
Shamokin (Ames Plaza)                       Morgan Stanley Mortgage Capital                                 0.3%            266
Shamokin Dam (Circle Plaza)                 Morgan Stanley Mortgage Capital                                 0.4%            266
New Smyrna Beach Shopping Center            Morgan Stanley Mortgage Capital                                 0.5%            266
Stroudsburg (Monroe Plaza)                  Morgan Stanley Mortgage Capital                                 1.1%            266
Troy Plaza                                  Morgan Stanley Mortgage Capital                                 0.7%            266
Northwood Centre                            Nomura Asset Capital Corporation                                6.8%            270
                                                                                                           -----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                   77.8%
                                                                                                           -----
VARIABLE-RATE DEBT
Soundview Marketplace                       General Electric Capital Corp.                                  2.2%             24
Town Line                                   Fleet Bank, N.A.                                                1.2%             27
Smithtown Shopping Center                   Fleet Bank, N.A.                                                2.9%             29
Merrillville Plaza                          Sun America Life Insurance Co.                                  4.3%             31
Village Apartments                          Sun America Life Insurance Co.                                  3.1%             34
Marley Run Apartments                       KBC Bank                                                        4.4%             37
239 Greenwich Avenue                        First Union National Bank                                       4.2%             61
                                                                                                           -----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                 22.2%
                                                                                                           -----
TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                          100.0%
                                                                                                           -----

Notes:

(1) The John Hancock debt was paid off in full subsequent to year end. 5 of the 7 properties (excludes Plaza 422 and Tioga West) were used to secure a $59 million revolving credit facility with Dime Bank at a rate of LIBOR plus 175 basis points (currently 7.88%)

(2) GECC Commercial Paper rate plus 275 basis points.

(3) LIBOR plus 175 basis points.

(4) LIBOR plus 178 basis points.

(5) LIBOR plus 205 basis points.

(6) LIBOR plus 125 basis points.

(7) LIBOR plus 165 basis points.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                   Debt Analysis - Unconsolidated Partnerships


                                                                                                Total
                                                                           Arcadia Realty     Principal
                                                                               Trust          Balance at      Interest   Maturity
VARIABLE-RATE DEBT(1)           Joint Venture Partner                        Ownership        12/31/1999        Rate        Date
                                ---------------------                        ---------        ----------        ----        ----
Crossroads Shopping Center      Heyman-Greenburgh Associates LLC               49.0%         $ 35,104,542       7.17%    10/01/2007
                                RMC Development Company LLC


        Summary - Wholly-Owned Properties and Unconsolidated Partnerships

                                                                        Weighted
                                             % of       Outstanding       Avg.
                                             Total         Balance     Int. Rate
                                             -----------------------------------
Wholly-Owned Properties
Fixed-Rate Debt                               74%      $ 254,065,203      8.44%
Variable-Rate Debt                            21%         72,585,541      8.02%
                                             ---       -------------      ----
Wholly-Owned Properties - Total Debt          95%        326,650,744      8.34%
                                             ---       -------------      ----
Unconsolidated Partnerships
Fixed-Rate Debt                                1%          5,000,000      7.53%
Variable-Rate Debt                             4%         12,254,680      6.21%
                                             ---       -------------      ----
Unconsolidated Partnerships - Total Debt       5%         17,254,680      6.59%
                                             ---       -------------      ----
         Total Company Debt                  100%      $ 343,905,424      8.26%
                                             ---       -------------      ----


Notes:

(1) Acadia Realty Trust's 49% ownership represents $17,254,680 of which $5,000,000 was fixed through a interest rate swap transaction. The interest rate for this loan is based upon LIBOR plus 105 basis points.

                                                                          [LOGO]

ANNUAL SUPPLEMENTAL DISCLOSURE
       DECEMBER 31, 1999

   Future Debt Maturities (1)
        (in thousands)                                                            Weighted Average Interest Rate of Maturing Debt
                                                                              ------------------------------------------------------
                                   Scheduled
             Year                 Amortization     Maturities       Total       Total Debt   Fixed-Rate Debt    Variable-Rate Debt
             ----                 ------------     ----------       -----       ----------   ---------------    ------------------
             2000                    $ 3,848         $ 94,878      $ 98,726          8.52%          8.52%              n/a
             2001                      3,205           41,226        44,431          7.75%          7.75%              n/a
             2002                      3,091           67,501        70,592          7.99%          7.61%            8.07%
             2003                      2,487            4,230         6,717          8.18%          8.18%              n/a
             2004                      2,351           20,541        22,892          8.25%          8.25%              n/a
          Thereafter                  22,768           60,525        83,293          8.71%          8.96%            7.81%
                                    --------        ---------     ---------
                                    $ 37,750        $ 288,901     $ 326,651
                                    ========        =========     =========


Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                       1st Quarter 1999                $ 372
                       2nd Quarter 1999                  360
                       3rd Quarter 1999                  357
                       4th Quarter 1999                  249
                                                     -------
                                                     $ 1,338
                                                     =======


(1) Does not include debt from unconsolidated subsidiaries

                                                                          [LOGO]

               ANNUAL SUPPLEMENTAL DISCLOSURE
                     DECEMBER 31, 1999

           Portfolio by Region and Property Type
                       (Square Feet)

                                                                                       Mixed-Use
                                                                                       ---------
                                         Strip        Enclosed      Total        Retail/        Retail/
                 Region                   Mall          Mall       Retail      Apartments       Office     Residential      Total
                 ------                   ----          ----       ------      ----------       ------     -----------      -----

Consolidated Properties -

New England                             941,456          --         941,456        16,834          --            --         958,290

New York Region                       1,447,768       516,682     1,964,450          --            --            --       1,964,450

Mid-Atlantic                          3,359,232       178,434     3,537,666          --            --         831,972     4,369,638

Southeast                               770,425       382,299     1,152,724          --         500,012       578,606     2,231,342

Mid-west                                703,241          --         703,241          --            --            --         703,241

South Central Mid-West                     --            --            --            --            --         628,891       628,891
                                      ---------     ---------     ---------        ------       -------     ---------    ----------

     Total consolidated properties    7,222,122     1,077,415     8,299,537        16,834       500,012     2,039,469    10,855,852

Unconsolidated Partnerships -

New York Region(1)                      310,897          --         310,897          --            --            --         310,897
                                      ---------     ---------     ---------        ------       -------     ---------    ----------

                                      7,533,019     1,077,415     8,610,434        16,834       500,012     2,039,469    11,166,749
                                      ---------     ---------     ---------        ------       -------     ---------    ----------

         % of Total Square Feet            67.5%          9.6%         77.1%          0.2%          4.5%         18.3%        100.0%


(1) This center is 49% owned by unconsolidated partnerships

                                                                          [LOGO]

             ANNUAL SUPPLEMENTAL DISCLOSURE
                    DECEMBER 31, 1999

        Commercial Properties by Region - Summary

                                                         ---------------------------------------------------------------------------

                                                             Gross Leasable Area                      Occupancy
                                                         ---------------------------------------------------------------------------
                                                           Anchors(1)      Shops        Total      Anchors      Shops       Total
                                                         ---------------------------------------------------------------------------

             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                            2,643,443      894,223     3,537,666      94.21%      87.88%       92.61%
Midwest                                                      342,786      360,455       703,241     100.00%      86.65%       93.16%
New England                                                  691,348      250,108       941,456      81.51%      88.10%       83.26%
New York Region                                            1,142,286      822,164     1,964,450      89.10%      86.05%       87.82%
Southeast                                                    585,181      567,543     1,152,724      85.96%      71.14%       78.66%


                                                         ---------------------------------------------------------------------------
Total Retail Properties - Wholly Owned                     5,405,044    2,894,493     8,299,537      90.98%      83.94%       88.52%
                                                         ---------------------------------------------------------------------------


Mixed Use

New England                                                   16,834            -        16,834      73.02%                   73.02%
Southeast                                                    353,541      146,471       500,012     100.00%      85.90%       95.87%

                                                         ---------------------------------------------------------------------------
Total Mixed Use                                              370,375      146,471       516,846      98.77%      85.90%       95.12%
                                                         ===========================================================================


GRAND TOTAL - Wholly Owned                                 5,775,419    3,040,964     8,816,383      91.48%      84.04%       88.91%


Unconsolidated Retail Properties
--------------------------------
New York Region                                              191,363      119,534       310,897     100.00%      97.24%       98.94%

                                                         ---------------------------------------------------------------------------
Total Unconsolidated Retail Properties                       191,363      119,534       310,897     100.00%      97.24%       98.94%
                                                         ===========================================================================

                                                         ---------------------------------------------------------------------------
                                                                                                          Annualized Base Rent
                                                                    Annualized Base Rent                per Occupied Square Foot
                                                         ---------------------------------------------------------------------------
                                                            Anchors        Shops          Total       Anchors     Shops    Totals
                                                         ---------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------

Mid-Atlantic(2)                                           $ 10,581,136    $ 6,285,094  $ 16,866,230    $ 4.25     $ 8.00   $ 5.15
Midwest                                                      2,288,895      3,979,372     6,268,267      6.68      12.74     9.57
New England                                                  2,890,062      2,253,093     5,143,155      5.13      10.23     6.56
New York Region                                              8,003,701     10,206,322    18,210,023      7.86      14.43    10.56
Southeast                                                    2,017,205      1,866,198     3,883,403      4.01       4.62     4.28


                                                         ---------------------------------------------------------------------------
Total Retail Properties - Wholly Owned                      25,780,999     24,590,079    50,371,078      5.24      10.12     6.86
                                                         ---------------------------------------------------------------------------


Mixed Use

New England                                                    830,000              -       830,000     67.52          -    67.52
Southeast                                                    4,690,068      1,568,550     6,258,618     13.27      12.47    13.06
                                                         ---------------------------------------------------------------------------

Total Mixed Use                                              5,520,068      1,568,550     7,088,618     15.09      12.47    14.42
                                                         ---------------------------------------------------------------------------


                                                         ---------------------------------------------------------------------------
GRAND TOTAL - Wholly Owned                                $ 31,301,067   $ 26,158,629  $ 57,459,696    $ 5.92    $ 10.24   $ 7.33
                                                         ===========================================================================


Unconsolidated Retail Properties
--------------------------------
New York Region                                              1,790,546      3,098,687     4,889,233      9.36      26.66    15.89

                                                         ---------------------------------------------------------------------------
Total Unconsolidated Retail Properties                     $ 1,790,546    $ 3,098,687   $ 4,889,233    $ 9.36    $ 26.66  $ 15.89
                                                         ===========================================================================



(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(2) The Company is currently redeveloping the Atrium Mall. The above amounts for the Mid-Atlantic region do not reflect the vacancy, subsequent to December 31, 1999, of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the region and wholly owned portfolio by 2.2% and 0.9%, respectively.

                                                                          [LOGO]

                  ANNUAL SUPPLEMENTAL DISCLOSURE
                        DECEMBER 31, 1999

             Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------------

                                                                      Gross Leasable Area                      Occupancy
                                                          --------------------------------------------------------------------------
                                                            Anchors(1)     Shops         Total      Anchors      Shops       Total
                                                          --------------------------------------------------------------------------

                 Retail Properties - Wholly Owned
                 --------------------------------

                           Mid-Atlantic
                           ------------

Pennsylvania
------------
ATRIUM MALL(2)                                               124,420       54,014       178,434       84.68%      62.22%      77.88%
AMES PLAZA                                                    90,410        7,800        98,210       65.39%     100.00%      68.14%
BIRNEY PLAZA                                                 135,493       58,406       193,899      100.00%     100.00%     100.00%
BLACKMAN PLAZA                                               104,956       12,500       117,456      100.00%      92.00%      99.15%
BRADFORD TOWNE CENTRE                                        146,499      110,820       257,319      100.00%      80.78%      91.72%
CIRCLE PLAZA                                                  92,171            -        92,171      100.00%                 100.00%
DUNMORE PLAZA                                                 39,680        5,700        45,380      100.00%      66.67%      95.81%
EAST END CENTER                                              176,200      132,227       308,427      100.00%     100.00%     100.00%
GREENRIDGE PLAZA                                             144,736       52,886       197,622       57.57%      93.76%      67.25%
KINGSTON PLAZA                                                51,500       13,324        64,824      100.00%     100.00%     100.00%
LUZERNE STREET SHOPPING CENTER                                54,618        3,097        57,715      100.00%     100.00%     100.00%
MARK PLAZA                                                   157,595       58,625       216,220      100.00%      76.46%      93.62%
MONROE PLAZA                                                 128,129        2,440       130,569      100.00%     100.00%     100.00%
MOUNTAINVILLE SHOPPING CENTER                                 68,008       46,793       114,801      100.00%      89.20%      95.60%
PITTSTON PLAZA                                                67,568       12,000        79,568      100.00%     100.00%     100.00%
PLAZA 15                                                      81,800       31,730       113,530      100.00%      92.12%      97.80%
PLAZA 422                                                    124,113       30,678       154,791      100.00%      37.49%      87.61%
ROUTE 6 MALL                                                 119,658       55,824       175,482      100.00%      89.25%      96.58%
SHILLINGTON PLAZA                                            134,607       16,135       150,742      100.00%     100.00%     100.00%
TIOGA WEST                                                   113,338        9,000       122,338      100.00%     100.00%     100.00%
25TH STREET SHOPPING CENTER                                   28,800      102,677       131,477      100.00%      87.92%      90.57%
UNION PLAZA                                                  217,992            -       217,992      100.00%                 100.00%
VALMONT PLAZA                                                137,817       62,347       200,164       70.09%      97.59%      78.66%
                                                          --------------------------------------------------------------------------
Total: Pennsylvania                                        2,540,108      879,023     3,419,131       93.98%      87.67%      92.36%
                                                          --------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                            103,335       15,200       118,535      100.00%     100.00%     100.00%
                                                          --------------------------------------------------------------------------
Total: Virginia                                              103,335       15,200       118,535      100.00%     100.00%     100.00%
                                                          --------------------------------------------------------------------------

                       Total: Mid-Atlantic                 2,643,443      894,223     3,537,666       94.21%      87.88%      92.61%
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                                                                         Annualized Base Rent            per Occupied Square Foot
                                                          --------------------------------------------------------------------------
                                                              Anchors        Shops         Total       Anchors     Shops      Total
                                                          --------------------------------------------------------------------------

                 Retail Properties - Wholly Owned
                 --------------------------------

                           Mid-Atlantic
                           ------------

Pennsylvania
------------
ATRIUM MALL(2)                                             $ 1,294,259    $ 454,054    $ 1,748,313     $ 12.28    $ 13.51    $ 12.58
AMES PLAZA                                                      84,006       31,200        115,206        1.42       4.00       1.72
BIRNEY PLAZA                                                   311,544      352,450        663,994        2.30       6.03       3.42
BLACKMAN PLAZA                                                 204,664       53,500        258,164        1.95       4.65       2.22
BRADFORD TOWNE CENTRE                                          887,469      531,177      1,418,646        6.06       5.93       6.01
CIRCLE PLAZA                                                   252,289            -        252,289        2.74          -       2.74
DUNMORE PLAZA                                                   89,134       47,025        136,159        2.25      12.37       3.13
EAST END CENTER                                              1,117,500    1,137,430      2,254,930        6.34       8.60       7.31
GREENRIDGE PLAZA                                               380,000      383,981        763,981        4.56       7.74       5.75
KINGSTON PLAZA                                                 280,750      132,250        413,000        5.45       9.93       6.37
LUZERNE STREET SHOPPING CENTER                                 272,150       39,097        311,247        4.98      12.62       5.39
MARK PLAZA                                                     625,776      348,659        974,435        3.97       7.78       4.81
MONROE PLAZA                                                   423,718       30,280        453,998        3.31      12.41       3.48
MOUNTAINVILLE SHOPPING CENTER                                  225,416      327,607        553,023        3.31       7.85       5.04
PITTSTON PLAZA                                                 492,212      114,125        606,337        7.28       9.51       7.62
PLAZA 15                                                       216,988      145,825        362,813        2.65       4.99       3.27
PLAZA 422                                                      262,030       78,450        340,480        2.11       6.82       2.51
ROUTE 6 MALL                                                   687,951      316,089      1,004,040        5.75       6.34       5.92
SHILLINGTON PLAZA                                              367,720      166,700        534,420        2.73      10.33       3.55
TIOGA WEST                                                     373,847       71,500        445,347        3.30       7.94       3.64
25TH STREET SHOPPING CENTER                                    254,350    1,026,927      1,281,277        8.83      11.38      10.76
UNION PLAZA                                                    938,730            -        938,730        4.31          -       4.31
VALMONT PLAZA                                                  220,000      426,168        646,168        2.28       7.00       4.10
                                                          --------------------------------------------------------------------------
Total: Pennsylvania                                         10,262,503    6,214,494     16,476,997        4.30       8.06       5.22
                                                          --------------------------------------------------------------------------

Virginia
--------
KINGS FAIRGROUNDS                                              318,634       70,600        389,234        3.08       4.64       3.28
                                                          --------------------------------------------------------------------------
Total: Virginia                                                318,634       70,600        389,234        3.08       4.64       3.28
                                                          --------------------------------------------------------------------------

                       Total: Mid-Atlantic                  10,581,137    6,285,094     16,866,231        4.25       8.00       5.15
                                                          --------------------------------------------------------------------------



(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants

(2) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to December 31, 1999, of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the property and Mid-Atlantic region by 43.60% and 2.2%, respectively. Retail Properties - Wholly Owned

                                                                          [LOGO]

                  ANNUAL SUPPLEMENTAL DISCLOSURE
                        DECEMBER 31, 1999

             Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------------

                                                                      Gross Leasable Area                      Occupancy
                                                          --------------------------------------------------------------------------
                                                            Anchors(1)     Shops         Total      Anchors      Shops       Total
                                                          --------------------------------------------------------------------------

                 Retail Properties - Wholly Owned
                 --------------------------------

                             Midwest
                             -------

Illinois
--------
HOBSON WEST PLAZA                                            42,037        57,913      99,950       100.00%       85.47%     91.58%
                                                          --------------------------------------------------------------------------
Total: Illinois                                              42,037        57,913      99,950       100.00%       85.47%     91.58%
                                                          --------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                          101,357       134,063     235,420       100.00%       90.10%     94.36%
                                                          --------------------------------------------------------------------------
Total: Indiana                                              101,357       134,063     235,420       100.00%       90.10%     94.36%
                                                          --------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                      137,930        75,973     213,903       100.00%       76.66%     91.71%
                                                          --------------------------------------------------------------------------
Total: Michigan                                             137,930        75,973     213,903       100.00%       76.66%     91.71%
                                                          --------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                                            61,462        92,506     153,968       100.00%       90.58%     94.34%
                                                          --------------------------------------------------------------------------
Total: Ohio                                                  61,462        92,506     153,968       100.00%       90.58%     94.34%
                                                          --------------------------------------------------------------------------
                          Total: Midwest                    342,786       360,455     703,241       100.00%       86.65%     93.16%
                                                          --------------------------------------------------------------------------

                           New England
                           -----------

Connecticut
-----------
TOWN LINE PLAZA                                             157,165        48,587     205,752       100.00%       72.01%     93.39%
                                                          --------------------------------------------------------------------------
Total: Connecticut                                          157,165        48,587     205,752       100.00%       72.01%     93.39%
                                                          --------------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                                     116,260        18,234     134,494        26.20%       72.58%     32.49%
CRESCENT PLAZA                                              154,865        61,230     216,095       100.00%      100.00%    100.00%
                                                          --------------------------------------------------------------------------
Total: Massachusetts                                        271,125        79,464     350,589        68.35%       93.71%     74.10%
                                                          --------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                           170,900        96,821     267,721       100.00%       90.57%     96.59%
                                                          --------------------------------------------------------------------------
Total: Rhode Island                                         170,900        96,821     267,721       100.00%       90.57%     96.59%
                                                          --------------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                               92,158        25,236     117,394        54.39%       91.92%     62.46%
                                                          --------------------------------------------------------------------------
Total: Vermont                                               92,158        25,236     117,394        54.39%       91.92%     62.46%
                                                          --------------------------------------------------------------------------

                        Total: New England                  691,348       250,108     941,456        81.51%       88.10%     83.26%
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                                                                         Annualized Base Rent            per Occupied Square Foot
                                                          --------------------------------------------------------------------------
                                                              Anchors        Shops         Total       Anchors     Shops      Total
                                                          --------------------------------------------------------------------------

                 Retail Properties - Wholly Owned
                 --------------------------------

                             Midwest
                             -------

Illinois
--------
HOBSON WEST PLAZA                                           170,000       750,053     920,053        4.04         15.15      10.05
                                                          --------------------------------------------------------------------------
Total: Illinois                                             170,000       750,053     920,053        4.04         15.15      10.05
                                                          --------------------------------------------------------------------------

Indiana
-------
MERRILLVILLE PLAZA                                          835,417     1,375,603   2,211,020        8.24         11.39       9.95
                                                          --------------------------------------------------------------------------
Total: Indiana                                              835,417     1,375,603   2,211,020        8.24         11.39       9.95
                                                          --------------------------------------------------------------------------

Michigan
--------
BLOOMFIELD TOWN SQUARE                                      780,580       743,170   1,523,750        5.66         12.76       7.77
                                                          --------------------------------------------------------------------------
Total: Michigan                                             780,580       743,170   1,523,750        5.66         12.76       7.77
                                                          --------------------------------------------------------------------------

Ohio
----
MAD RIVER STATION                                           502,898     1,110,546   1,613,444        8.18         13.25      11.11
                                                          --------------------------------------------------------------------------
Total: Ohio                                                 502,898     1,110,546   1,613,444        8.18         13.25      11.11
                                                          --------------------------------------------------------------------------

                          Total: Midwest                  2,288,895     3,979,372   6,268,267        6.68         12.74       9.57
                                                          --------------------------------------------------------------------------

                           New England
                           -----------

Connecticut
-----------
TOWN LINE PLAZA                                             730,000       428,008   1,158,008        4.64         12.23       6.03
                                                          --------------------------------------------------------------------------
Total: Connecticut                                          730,000       428,008   1,158,008        4.64         12.23       6.03
                                                          --------------------------------------------------------------------------

Massachusetts
-------------
METHUEN SHOPPING CENTER                                     109,656       161,680     271,336        3.60         12.22       6.21
CRESCENT PLAZA                                              812,385       492,250   1,304,635        5.25          8.04       6.04
                                                          --------------------------------------------------------------------------
Total: Massachusetts                                        922,041       653,930   1,575,971        4.98          8.78       6.07
                                                          --------------------------------------------------------------------------

Rhode Island
------------
WALNUT HILL PLAZA                                           966,904       890,445   1,857,349        5.66         10.15       7.18
                                                          --------------------------------------------------------------------------
Total: Rhode Island                                         966,904       890,445   1,857,349        5.66         10.15       7.18
                                                          --------------------------------------------------------------------------

Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                              271,117       280,710     551,827        5.41         12.10       7.53
                                                          --------------------------------------------------------------------------
Total: Vermont                                              271,117       280,710     551,827        5.41         12.10       7.53
                                                          --------------------------------------------------------------------------

                        Total: New England                2,890,062     2,253,093   5,143,155        5.13         10.23       6.56
                                                          --------------------------------------------------------------------------



(1) This property is currently under redevelopment

                                                                          [LOGO]

                  ANNUAL SUPPLEMENTAL DISCLOSURE
                        DECEMBER 31, 1999

             Commercial Properties by Region - Detail

                                                          --------------------------------------------------------------------------

                                                                      Gross Leasable Area                      Occupancy
                                                          --------------------------------------------------------------------------
                                                            Anchors(1)     Shops         Total      Anchors      Shops       Total
                                                          --------------------------------------------------------------------------

                 Retail Properties - Wholly Owned
                 --------------------------------




                         New York Region
                         ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                                 27,918        96,226     124,144      100.00%        81.47%     85.64%
MARKETPLACE OF ABSECON                                       44,824        46,875      91,699      100.00%        93.06%     96.45%
BERLIN SHOPPING CENTER                                      127,850        59,446     187,296      100.00%        62.19%     88.00%
LEDGEWOOD MALL                                              234,675       282,007     516,682      100.00%        89.18%     94.09%
MANAHAWKIN VILLAGE SHOPPING CENTER                          152,053        23,208     175,261      100.00%       100.00%    100.00%
                                                          --------------------------------------------------------------------------
Total: New Jersey                                           587,320       507,762   1,095,082      100.00%        85.41%     93.23%
                                                          --------------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                                        66,800       113,820     180,620      100.00%        87.71%     92.26%
VILLAGE COMMONS SHOPPING CENTER                              25,192        61,963      87,155      100.00%        86.13%     90.14%
BRANCH SHOPPING CENTER                                       83,670        42,142     125,812      100.00%        97.19%     99.06%
NEW LOUDEN CENTER                                           226,543        25,200     251,743       45.06%       100.00%     50.56%
TROY PLAZA                                                  100,709        27,770     128,479      100.00%       100.00%    100.00%
PACESETTER PARK SHOPPING CENTER                              52,052        43,507      95,559      100.00%        61.22%     82.34%
                                                          --------------------------------------------------------------------------
Total: New York                                             554,966       314,402     869,368       77.57%        87.08%     81.01%
                                                          --------------------------------------------------------------------------

                      Total: New York Region              1,142,286       822,164   1,964,450       89.10%        86.05%     87.82%
                                                          --------------------------------------------------------------------------

                            Southeast
                            ---------

Alabama
-------
MIDWAY PLAZA                                                105,775       101,763     207,538       79.44%        61.91%     70.84%
NORTHSIDE MALL                                              172,370       209,929     382,299       64.96%        65.21%     65.10%
                                                          --------------------------------------------------------------------------
Total: Alabama                                              278,145       311,692     589,837       70.47%        64.13%     67.12%
                                                          --------------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                             35,980        64,450     100,430      100.00%        93.46%     95.80%
                                                          --------------------------------------------------------------------------
Total: Florida                                               35,980        64,450     100,430      100.00%        93.46%     95.80%
                                                          --------------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                                          74,260        39,107     113,367      100.00%        88.49%     96.03%
                                                          --------------------------------------------------------------------------
Total: Georgia                                               74,260        39,107     113,367      100.00%        88.49%     96.03%
                                                          --------------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                             91,996        41,896     133,892      100.00%        64.66%     88.94%
WESMARK PLAZA                                               104,800       110,398     215,198      100.00%        74.22%     86.77%
                                                          --------------------------------------------------------------------------
Total: South Carolina                                       196,796       152,294     349,090      100.00%        71.59%     87.61%
                                                          --------------------------------------------------------------------------

                        Total: Southeast                    585,181       567,543   1,152,724       85.96%        71.14%     78.66%
                                                          --------------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)                5,405,044     2,894,493   8,299,537       90.98%        83.94%     88.52%
                                                          --------------------------------------------------------------------------

                                                          --------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                                                                         Annualized Base Rent            per Occupied Square Foot
                                                          --------------------------------------------------------------------------
                                                              Anchors        Shops         Total       Anchors     Shops      Total
                                                          --------------------------------------------------------------------------


                 Retail Properties - Wholly Owned
                 --------------------------------


                         New York Region
                         ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                                  120,000        1,571,331      1,691,331       4.30     20.04    15.91
MARKETPLACE OF ABSECON                                        541,824          662,247      1,204,071      12.09     15.18    13.61
BERLIN SHOPPING CENTER                                        619,400          261,344        880,744       4.84      7.07     5.34
LEDGEWOOD MALL                                              1,667,101        2,911,670      4,578,771       7.10     11.58     9.42
MANAHAWKIN VILLAGE SHOPPING CENTER                          1,286,874          209,680      1,496,554       8.46      9.03     8.54
                                                          --------------------------------------------------------------------------
Total: New Jersey                                           4,235,199        5,616,272      9,851,471       7.21     12.95     9.65
                                                          --------------------------------------------------------------------------

New York
--------
SOUNDVIEW MARKETPLACE                                         931,500        1,339,827      2,271,327      13.94     13.42    13.63
VILLAGE COMMONS SHOPPING CENTER                               407,055        1,231,282      1,638,337      16.16     23.07    20.85
BRANCH SHOPPING CENTER                                      1,110,114          841,311      1,951,425      13.27     20.54    15.66
NEW LOUDEN CENTER                                             826,630          411,090      1,237,720       8.10     16.31     9.72
TROY PLAZA                                                    196,000          285,200        481,200       1.95     10.27     3.75
PACESETTER PARK SHOPPING CENTER                               297,203          481,340        778,543       5.71     18.07     9.89
                                                          --------------------------------------------------------------------------
Total: New York                                             3,768,502        4,590,050      8,358,552       8.75     16.77    11.87
                                                          --------------------------------------------------------------------------

                      Total: New York Region                8,003,701       10,206,322     18,210,023       7.86     14.43    10.56
                                                          --------------------------------------------------------------------------

                            Southeast
                            ---------

Alabama
-------
MIDWAY PLAZA                                                  213,960          320,560        534,520       2.55      5.09     3.64
NORTHSIDE MALL                                                227,974          526,871        754,845       2.04      3.85     3.03
                                                          --------------------------------------------------------------------------
Total: Alabama                                                441,934          847,431      1,289,365       2.25      4.24     3.26
                                                          --------------------------------------------------------------------------

Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                              267,820          487,014        754,834       7.44      8.09     7.85
                                                          --------------------------------------------------------------------------
Total: Florida                                                267,820          487,014        754,834       7.44      8.09     7.85
                                                          --------------------------------------------------------------------------

Georgia
-------
CLOUD SPRINGS PLAZA                                           326,030          192,770        518,800       4.39      5.57     4.77
                                                          --------------------------------------------------------------------------
Total: Georgia                                                326,030          192,770        518,800       4.39      5.57     4.77
                                                          --------------------------------------------------------------------------

South Carolina
--------------
MARTINTOWN PLAZA                                              394,900          160,731        555,631       4.29      5.93     4.67
WESMARK PLAZA                                                 586,520          178,252        764,772       5.60      2.18     4.10
                                                          --------------------------------------------------------------------------
Total: South Carolina                                         981,420          338,983      1,320,403       4.99      3.11     4.32
                                                          --------------------------------------------------------------------------

                        Total: Southeast                    2,017,204        1,866,198      3,883,402       4.01      4.62     4.28
                                                          --------------------------------------------------------------------------

Total: Retail Properties - Wholly Owned(1)                $25,780,999      $24,590,079    $50,371,078     $ 5.24   $ 10.12   $ 6.86
                                                          --------------------------------------------------------------------------

(1) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to December 31, 1999, of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the wholly owned portfolio by 0.9%.

                                                                          [LOGO]

                  ANNUAL SUPPLEMENTAL DISCLOSURE
                        DECEMBER 31, 1999

             Commercial Properties by Region - Detail

                                                         --------------------------------------------------------------------------

                                                                      Gross Leasable Area                      Occupancy
                                                         --------------------------------------------------------------------------
                                                            Anchors(1)     Shops         Total      Anchors      Shops       Total
                                                         --------------------------------------------------------------------------


                            Mixed Use
                            ---------

                           New England
                           -----------

Connecticut
-----------
239 GREENWICH AVENUE(1)                                   16,834             --         16,834       73.02%        --       73.02%
                                                         --------------------------------------------------------------------------
Total: Connecticut                                        16,834             --         16,834       73.02%        --       73.02%
                                                         --------------------------------------------------------------------------

Total: New England                                        16,834             --         16,834       73.02%        --       73.02%
                                                         --------------------------------------------------------------------------

                            Southeast
                            ---------


Florida
-------
NORTHWOOD CENTRE                                         353,541          146,471      500,012      100.00%      85.90%    95.87%
                                                         --------------------------------------------------------------------------
Total: Florida                                           353,541          146,471      500,012      100.00%      85.90%    95.87%
                                                         --------------------------------------------------------------------------

Total: Southeast                                         353,541          146,471      500,012      100.00%      85.90%    95.87%
                                                         --------------------------------------------------------------------------

Total: Mixed Use                                         370,375          146,471      516,846       98.77%      85.90%    95.12%
                                                         --------------------------------------------------------------------------

                 Unconsolidated Retail Properties
                 --------------------------------


                         New York Region
                         ---------------


New York
--------
CROSSROADS JOINT VENTURE                                 138,933           56,986      195,919      100.00%    94.21%    98.32%
CROSSROADS II                                             52,430           62,548      114,978      100.00%   100.00%   100.00%
                                                         --------------------------------------------------------------------------
Total: New York                                          191,363          119,534      310,897      100.00%    97.24%    98.94%
                                                         --------------------------------------------------------------------------

Total: New York Region                                   191,363          119,534      310,897      100.00%    97.24%    98.94%
                                                         --------------------------------------------------------------------------

Total: Unconsolidated Retail Properties                  191,363          119,534      310,897      100.00%    97.24%    98.94%
                                                         --------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
                                                                         Annualized Base Rent            per Occupied Square Foot
                                                        ----------------------------------------------------------------------------
                                                              Anchors        Shops         Total       Anchors     Shops      Total
                                                        ----------------------------------------------------------------------------



                            Mixed Use
                            ---------

                           New England
                           -----------

Connecticut
-----------
239 GREENWICH AVENUE(1)                                 $  830,000       $     --     $  830,000       $ 67.52    $  --     $ 67.52
                                                        ----------------------------------------------------------------------------
Total: Connecticut                                         830,000             --        830,000         67.52       --       67.52
                                                        ----------------------------------------------------------------------------

Total: New England                                         830,000             --        830,000         67.52       --       67.52
                                                        ----------------------------------------------------------------------------

                            Southeast
                            ---------

Florida
-------
NORTHWOOD CENTRE                                         4,690,068        1,568,550    6,258,618         13.27      12.47     13.06
                                                        ----------------------------------------------------------------------------
Total: Florida                                           4,690,068        1,568,550    6,258,618         13.27      12.47     13.06
                                                        ----------------------------------------------------------------------------

Total: Southeast                                         4,690,068        1,568,550    6,258,618         13.27      12.47     13.06
                                                        ----------------------------------------------------------------------------

Total: Mixed Use                                        $5,520,068       $1,568,550   $7,088,618       $ 15.09    $ 12.47$    14.42
                                                        ----------------------------------------------------------------------------

                 Unconsolidated Retail Properties
                 --------------------------------

                         New York Region
                         ---------------

New York
--------
CROSSROADS JOINT VENTURE                                $1,070,250       $1,323,681   $2,393,931       $  7.70    $ 24.66$   12.43
CROSSROADS II                                              720,296        1,775,006    2,495,302         13.74      28.38    21.70
Total: New York                                          1,790,546        3,098,687    4,889,233          9.36      26.66    15.89
                                                        ----------------------------------------------------------------------------

Total: New York Region                                   1,790,546        3,098,687    4,889,233          9.36      26.66    15.89
                                                        ----------------------------------------------------------------------------

Total: Unconsolidated Retail Properties                 $1,790,546       $3,098,687   $4,889,233       $  9.36    $ 26.66$   15.89
                                                        ----------------------------------------------------------------------------



(1) Subsequent to December 31, 1999, the Company leased the balance of available retail space at this property (4,541 square feet), as well as leased all 21 of the residential units.

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

             Top 25 Retail Tenants - Ranked by Annualized Base Rent
             ------------------------------------------------------
                (excludes Joint Venture and Mixed-Use Properties)



                                                                                                          Percentage of Total
                                                                                                      Represented by Retail Tenant
                                                                                                      ----------------------------
        Ranking                                              Number of
   Current    Previous                      Retail           Stores in    Total    Annualized Base      Total        Annualized Base
  Year End    Year End                      Tenant           Portfolio     GLA         Rent(1)      Portfolio GLA(2)      Rent(2)
  --------    --------                      ------           ---------     ---         -------      ----------------      -------

      1          1        Kmart                                  9        924,282   $ 3,431,692         11.1%               6.8%
      2          2        Ames(3)                               10        738,530     2,211,140          8.9%               4.4%
      3          5        Price Chopper                          6        267,197     1,558,720          3.2%               3.1%
      4          8        Grand Union                            4        174,570     1,365,073          2.1%               2.7%
      5          3        A&P (Waldbaum's, Superfresh)(4)        2        109,828     1,338,346          1.3%               2.7%
      6          6        Eckerd Drug(5)                        16        179,324     1,330,509          2.2%               2.6%
      7         25        Walmart                                2        232,540     1,116,575          2.8%               2.2%
      8          7        Shaw's                                 2        102,617     1,014,684          1.2%               2.0%
      9         17        Acme (Albertson's)                     3        109,064       947,640          1.3%               1.9%
     10         15        Circuit City(4)                        2         66,115       889,862          0.8%               1.8%
     11         n/a       Redner's Supermarket                   2        111,739       837,112          1.3%               1.7%
     12         10        T.J. Maxx                              5        130,392       825,302          1.6%               1.6%
     13         n/a       PharMor                                2         90,471       796,710          1.1%               1.6%
     14          9        Sears                                  2        159,640       703,230          1.9%               1.4%
     15          4        Penn Traffic                           2         85,896       635,811          1.0%               1.3%
     16         n/a       Stern's (Federated)                    1         61,900       618,075          0.7%               1.2%
     17         14        CVS                                    6         62,610       599,323          0.8%               1.2%
     18         11        JC Penney                              2         72,580       546,747          0.9%               1.1%
     19         n/a       Clearview Cinemas(6)                   1         25,400       517,500          0.3%               1.0%
     20         12        Payless Shoe Source                   12         41,209       513,470          0.5%               1.0%
     21         13        Blockbuster Video                      4         23,266       495,521          0.3%               1.0%
     22         n/a       Office Depot                           3         83,821       443,481          1.0%               0.9%
     23         16        Walgreens                              2         18,978       420,024          0.2%               0.8%
     24         n/a       Marshalls                              2         53,243       417,182          0.6%               0.8%
     25         n/a       King Kullen Grocery                    1         41,400       414,000          0.5%               0.8%
                                                               ---      ---------  ------------         ----               ----

                                            Total              103      3,966,612  $ 23,987,729         47.8%              47.6%
                                                               ===      =========  ============         ====               ====

(1) Base rents do not include percentage rents, additional rents for property expense reimbursements, and contractual rent escalations due after December 31, 1999.

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding mixed-use and joint venture properties.

(3) Ames acquired all the Hills stores in the Company's portfolio in 1998 and has reconfigured such to Ames stores during 1999

(4) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to December 31, 1999, of the A&P Supermarket, representing 45,163 square feet and $608,346 of rents, and the Circuit City space, representing 32,631 square feet and $437,828 of rents, in connection with that redevelopment. Although these tenants have ceased operations, they are obligated, and continue, to pay rent pursuant to their leases.

(5) Subsidiary of JC Penney

(6) Subsidiary of Cablevision

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                              Anchor Tenant Summary
                              ---------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                           Square          Lease       Annual    Annual        Options/
                     (Type of Center)                             Footage      Expiration      Rent    Rent PSF    Required Notice
------------------------------------------------------------------------------------------------------------------------------------

               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS

Retail Anchor Properties- Wholly Owned

New England
-----------

   Connecticut
   -----------
       TOWN LINE PLAZA, ROCKY HILL (Strip Mall)
             WALMART STORES INC(1)                                92,500       n/a        $     --    $  --
             WALDBAUMS INC.                                       64,665       03/08/2017    730,000   11.29 (7) 5 YEAR (6 MONTHS)
                                                                ---------                 ----------  ------
             Total: TOWN LINE PLAZA                              157,165                     730,000   11.29
                                                                ---------                 ----------  ------

   Massachusetts
   -------------
       METHUEN SHOPPING CENTER, METHUEN (Strip Mall)
             DEMOULAS SUPER MARKETS INC.                          30,460       01/31/2005    109,656    3.60 (2) 5 YEAR
                                                                ---------                 ----------  ------
             Total: METHUEN SHOPPING CENTER                       30,460                     109,656    3.60
                                                                ---------                 ----------  ------

       CRESCENT PLAZA, BROCKTON (Strip Mall)
             BRADLESS LEASE ADMINISTRATION                       104,640       01/31/2009    295,425    2.82 (1) 8 YR & (2) 5 YEAR
             SHAWS SUPERMARKETS INC.                              50,225       12/31/2012    516,960   10.29 (6) 5 YEAR (6 MONTHS)
                                                                ---------                 ----------  ------
             Total: CRESCENT PLAZA                               154,865                     812,385    5.25
                                                                ---------                 ----------  ------

   Rhode Island
   ------------
       WALNUT HILL PLAZA, WOONSOCKET (Strip Mall)
             CONCORD BUYING GROUP INC.                            28,648       04/30/2004    164,726    5.75 (3) 5 YEARS (6 MONTHS)
             BRUNSWICK INDOOR RECREATION                          29,160       04/02/2005     46,454    1.59  -
             #2073 SEARS LOCATN# B2-174A                          60,700       08/31/2003    258,000    4.25 (6) 5 YEAR (12 MONTHS)
             SHAWS SUPERMARKETS INC.                              52,392       12/31/2013    497,724    9.50 (6) 5 YEAR (9 MONTHS)
                                                                ---------                 ----------  ------
             Total: WALNUT HILL PLAZA                            170,900                     966,904    5.66
                                                                ---------                 ----------  ------

   Vermont
   -------
       THE GATEWAY SHOPPING CENTER, BURLINGTON (Strip Mall)(2)
             GRAND UNION (#I 167)                                 31,600       06/30/2005    110,600    3.50 (1) 5 YEAR (12 MONTHS)
             T.J. MAXX COMPANIES (#646)                           18,527       01/31/2000    160,517    8.66  -
                                                                ---------                 ----------  ------
             Total: THE GATEWAY SHOPPING CENTER                   50,127                     271,117    5.41
                                                                ---------                 ----------  ------

Total : New England                                              563,517                   2,890,062    5.13
                                                                ---------                 ----------  ------

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) This property is currently undergoing redevelopment

                                                                          [LOGO]

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                              Anchor Tenant Summary
                              ---------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Property/Tenant Name                           Square          Lease       Annual    Annual        Options/
                     (Type of Center)                             Footage      Expiration      Rent    Rent PSF    Required Notice
------------------------------------------------------------------------------------------------------------------------------------

               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS


Retail Anchor Properties- Wholly Owned
--------------------------------------

New York Region
---------------

   New Jersey
   ----------
       ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK (Strip Mall)
             GRAND UNION CO.                                        27,918    04/30/2001    120,000    4.30  -
                                                                  ---------               ---------   -----
             Total: ELMWOOD PARK SHOPPING CENTER                    27,918                  120,000    4.30
                                                                  ---------               ---------   -----

       MARKETPLACE OF ABSECON, ABSECON (Strip Mall)
             ACME MARKETS                                           44,824    04/30/2015    541,824   12.09 (8) 5 YEAR (12 MONTHS)
                                                                  ---------               ---------   -----
             Total: MARKETPLACE OF ABSECON                          44,824                  541,824   12.09
                                                                  ---------               ---------   ------

       BERLIN SHOPPING CENTER, BERLIN (Strip Mall)
             ACME MARKETS INC, #1 102                               32,040    04/30/2005    320,400   10.00 (2) 5 YEAR (6 MONTHS)
             KMART #3244                                            95,810    11/30/2004    299,000    3.12 (5) 5 YEAR (6 MONTHS)
                                                                  ---------               ---------   -----
             Total: BERLIN SHOPPING CENTER                         127,850                  619,400    4.84
                                                                  ---------               ---------   -----

       LEDGEWOOD MALL, LEDGEWOOD (Mall)
             THE SPORTS AUTHORITY #822                              52,205    05/31/2007    225,000    4.31 (6) 5 YEAR (15 MONTHS)
             STERN'S DEPARTMENT STORES 1                            61,900    01/31/2005    553,500    8.94 (1) 5 YEAR (6 MONTHS)
             WAL-MART STORES INC.                                  120,570    03/31/2019    888,601    7.37 (6) 5 YEAR (6 MONTHS)
                                                                  ---------               ---------   -----
             Total: LEDGEWOOD MALL                                 234,675                1,667,101    7.10
                                                                  ---------               ---------   -----

       MANAHAWKIN VILLAGE SH CENTER, MANAHAWKIN (Strip Mail)
             KMART #3641                                           112,434    01/31/2019    843,255    7.50 (8) 5 YEAR (12 MONTHS)
             MANDEE'S                                                8,000    01/31/2004     80,000   10.00 (4) 5 YEARS (6 MONTHS)
             MANAHAWKIN VILLAGE CINEMA (HOYT'S)                     31,619    11/30/2018    363,618   11.50 (4) 5 YEAR (6 MONTHS)
                                                                  ---------               ---------   -----
             Total: MANAHAWKIN VILLAGE SH CENTER                   152,053                1,286,873    8.46
                                                                  ---------               ---------   -----

   New York
   --------
       SOUNDVIEW MARKETPLACE, PORT WASHINGTON (Strip Mall)
             KING KULLEN GROCERY CO. INC.                           41,400    09/26/2007    414,000   10.00 (3) 5 YEAR (11 MONTHS)
             CSC SOUNDVIEW CINEMA LLC                               25,400    05/31/2010    517,500   20.37 (4) 5 YEAR (12 MONTHS)
                                                                  ---------               ---------   -----
             Total: SOUNDVIEW MARKETPLACE                           66,800                  931,500   13.94
                                                                  ---------               ---------   -----

       SMITHTOWN SHOPPING CENTER, SMITHTOWN (Strip Mall)
             DAFFY'S INC.                                           16,125    05/30/2008    262,031   16.25 (4) 5 YEAR (12 MONTHS)
             WALGREENS EASTERN CO. INC.                              9,067    12/31/2021    145,024   15.99  -
                                                                  ---------               ---------   -----
             Total: SMITHTOWN SHOPPING CENTER                       25,192                  407,055   16.16
                                                                  ---------               ---------   -----

       RD BRANCH ASSOCIATES L.P., SMITHTOWN (Strip Mall)
             #38 THE GRAND UNION COMPANY                            63,000    11/30/2013    837,270   13.29 (1) 10 YEAR & (1) 5 YEAR
             PERGAMENT HOME CENTERS                                 20,670    10/31/2004    272,844   13.20 (3) 5 YEAR (12 MONTHS)
                                                                  ---------               ---------   -----
             Total: RD BRANCH ASSOCIATES L.P.                       83,670                1,110,114   13.27
                                                                  ---------               ---------   -----

       NEW LOUDEN CENTER, LATHAM (Strip Mall)
             MARSHALLS OF MA INC.                                   26,015    01/31/2004    104,060    4.00 (1) 5 YEAR (12 MONTHS)
             PRICE CHOPPER - STORE #138                             76,060    05/31/2015    722,570    9.50 (4) 5 YEAR (12 MONTHS)
                                                                  ---------               ---------   -----
             Total: NEW LOUDEN CENTER                              102,075                  826,630    8.10
                                                                  ---------               ---------   -----

       TROY PLAZA, TROY (Strip Mall)
             AMES DISTRIBUTING                                      71,665    05/31/2001    140,000    1.95 (2) 5 YEAR (6 MONTHS)
             PRICE CHOPPER - STORE #47                              29,044    09/30/2004     56,000    1.93 (2) 5 YEAR
                                                                  ---------               ---------   -----
             Total: TROY PLAZA                                     100,709                  196,000    1.95
                                                                  ---------               ---------   -----

       PACESETTER PARK SHOPPING CENTER, POMONA (Strip Center)
             GRAND UNION CO.                                        52,052    08/31/2020    297,203    5.71  -
                                                                  ---------               ---------   -----
             Total: PACESETTER PARK SHOPPING CENTER                 52,052                  297,203    5.71
                                                                  ---------               ---------   -----

Total: New York Region                                             1,017,818              8,003,700    7.86
                                                                  ---------               ---------   -----

(1) This space has been expanded by 12,915 square feet.

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Retail Anchor Properties- Wholly Owned

Mid-Atlantic

  Pennsylvania
  ------------
    ATRIUM MALL, ABINGTON (Mall)
          CIRCUIT CITY STORES INC.(1)               32,631         1/31/09             437,828        13.42 (4) 5 YEAR (6 MONTHS)
          A&P TEA COMPANY(1)                        45,163         1/31/09             608,346        13.47
          TJX COMPANIES INC.                        27,565         1/31/04             248,085         9.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: ATRIUM MALL                       105,359                           1,294,259        12.28
                                                   -------                           ----------------------

    AMES PLAZA, SHAMOKIN (Strip Mall)
          AMES REALTY 11, INC                       59,116         1/31/03              84,006         1.42 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: AMES PLAZA                         59,116                              84,006         1.42
                                                   -------                           ----------------------

    BIRNEY PLAZA, MOOSIC (Strip Mall)
          BIG LOTS                                  30,537         1/31/03             106,880         3.50 (1) 5 YEAR (6 MONTHS)
          KMART #3264                              104,956        10/31/04             204,664         1.95 (9) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: BIRNEY PLAZA                      135,493                             311,544         2.30
                                                   -------                           ----------------------

    BLACKMAN PLAZA, WILKES-BARRE (Strip Mail)
          KMART #3268                              104,956        10/31/04             204,664         1.95 (8) 5 YEAR (12 MONTHS)
                                                   -------                           ----------------------
          Total: BLACKMAN PLAZA                    104,956                             204,664         1.95
                                                   -------                           ----------------------

    BRADFORD TOWNE CENTRE, TOWANDA (Strip Mall)
          KMART CORPORATION, #4713                  94,841         3/31/19             474,205         5.00 (10) 5 YEAR (6 MONTHS)
          THE PENN TRAFFIC CO, #194                 51,658         9/30/14             413,264         8.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: BRADFORD TOWNE CENTRE             146,499                             887,469         6.06
                                                   -------                           ----------------------

    CIRCLE PLAZA, SHAMOKIN DAM (Strip Mall)
          KMART STORE #7075                         92,171         11/7/04             252,289         2.74 (9) 5 YEAR (12 MONTHS)
                                                   -------                           ----------------------
          Total: CIRCLE PLAZA                       92,171                             252,289         2.74
                                                   -------                           ----------------------

    DUNMORE PLAZA, DUNMORE (Strip Mall)
          ECKERD #5790                              13,205        11/30/04              89,134         6.75 (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER OPERATING CO.               26,475        11/30/00                   -            - (4) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: DUNMORE PLAZA                      39,680                              89,134         2.25
                                                   -------                           ----------------------

    EAST END CENTER, WILKES-BARRE (Strip Mall)
          AMES DEPARTMENT STORES INC.               83,000         1/31/07             436,000         5.25 (6) 5 YEAR (6 MONTHS)
          PHAR-MOR INC. L.L.C.                      43,200         3/31/03             324,000         7.50 (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER - STORE #11 0               50,000         4/30/08             357,500         7.15 (4) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: EAST END CENTER                   176,200                           1,117,500         6.34
                                                   -------                           ----------------------

(1) The Company is currently redeveloping the Atrium Mall. These tenants have vacated, or are in the process of vacating their spaces subsequent to December 31, 1999 in connection with the redevelopment.

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Retail Anchor Properties - Wholly Owned

  Pennsylvania
  ------------
    GREENRIDGE PLAZA, SCRANTON (Strip Mall)
          AMES DEPARTMENTS STORE                    83,330         1/31/07             380,000         4.56 (6) 5 YEAR (6 MONTHS)
                                                   -------                             --------------------
          Total: GREENRIDGE PLAZA                   83,330                             380,000         4.56
                                                   -------                             --------------------

    KINGSTON PLAZA, KINGSTON (Strip Mall)
          DOLLAR GENERAL CORPORATION                 6,500         6/30/01              35,750         5.50 (2) 3 YEAR (6 MONTHS)
          PRICE CHOPPER - STORE #113                45,000        12/31/06             245,000         5.44 (4) 5 YEAR (6 MONTHS)
                                                   -------                             --------------------
          Total: KINGSTON PLAZA                     51,500                             280,750         5.45
                                                   -------                             --------------------

    LUZERNE STREET SHOPPING CENTER. SCRANTON
       (Strip Mall)
          ECKERD #5789,                             14,000         4/30/04              94,500         6.75 (3) 5 YEAR (6 MONTHS)
          PRICE CHOPPER - STORE #101                40,618         4/30/04             177,650         4.37 (4) 5 YEAR (12 MONTHS)
                                                   -------                             --------------------
          Total: LUZERNE STREET SHOPPING CENTER     54,618                             272,150         4.98
                                                   -------                             --------------------

    MARK PLAZA, EDWARDSVILLE (Strip Mall)
          KMART CORPORATION #3266                  104,956        10/31/04             204,664         1.95 (10) 5 YEAR (12 MONTHS)
          REDNER'S MARKET INC.                      52,639         5/31/18             421,112         8.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                             --------------------
          Total: MARK PLAZA                        157,595                             625,776         3.97
                                                   -------                             --------------------

    MONROE PLAZA, STROUDSBURG (Strip Mall)
          AMES DISTRIBUTING                         61,489         1/29/01              94,434         1.54 (1) 3 & (3) 5 YEAR
          ECKERD #5777                              13,716        10/31/02              48,006         3.50 (2) 5 YEAR (6 MONTHS)
          VILLAGE SUPER MARKETS INC.                52,924        10/31/05             281,278         5.31 (3) 5 & (1) 3 YEAR
                                                   -------                             --------------------
          Total: MONROE PLAZA                      128,129                             423,718         3.31
                                                   -------                             --------------------

    MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
      (Strip Mail)
          ACME MARKETS INC. - #1851                 32,200         6/30/04              85,416         2.65  -
          ECKERD #6084                              15,808         4/30/04              60,000         3.80 (3) 5 YEAR (6 MONTHS)
          KLING'S HANDYMAN PAINT                    20,000         1/31/02              80,000         4.00 (1) 5 YEAR (6 MONTHS)
                                                   -------                             --------------------
            Total: MOUNTAINVILLE SHOPPING CENTER    68,008                             225,416         3.31
                                                   -------                             --------------------

      PITTSTON PLAZA, PITTSTON (Strip Mail)
            ECKERD DRUGS #6097                       8,468         6/30/06              76,212         9.00 (2) 5 YEAR (6 MONTHS)
            REDNER'S MARKETS INC.                   59,100        12/31/18             416,000         7.04 (2) 5 YEAR
                                                   -------                             --------------------
            Total: PITTSTON PLAZA                   67,568                             492,212         7.28
                                                   -------                             --------------------

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Retail Anchor Properties - Wholly Owned

  Pennsylvania
  ------------
    PLAZA 15, LEWISBURG (Strip Mail)
          AMES DEPT. STORE                          53,000         4/30/01             121,900         2.30 (4) 5 YEAR (6 MONTHS)
          WEIS MARKETS INC.                         28,800        12/31/01              95,088         3.30 (4) 5 YEAR (3 MONTHS)
                                                 ---------                          -----------------------
          Total: PLAZA 15                           81,800                             216,988         2.65
                                                 ---------                          -----------------------

    PLAZA 422, LEBANON (Strip Mall)
          PLAYTIME INC, (Sub-leased from Giant)     40,783         9/23/04             132,030         3.24 (5) 5 YEAR
          AMES DEPARTMENT STORE INC                 83,330        10/31/01             130,000         1.56 (4) 5 YEAR (6 MONTHS)
                                                 ---------                          -----------------------
          Total: PLAZA 422                         124,113                             262,030         2.11
                                                 ---------                          -----------------------

    ROUTE 6 MALL, HONESDALE (Strip Mall)
          KMART #3885                              119,658         4/30/20             687,951         5.75 (10) 5 YEAR (AUTOMATIC)
                                                 ---------                          -----------------------
          Total: ROUTE 6 MALL                      119,658                             687,951         5.75
                                                 ---------                          -----------------------

    SHILLINGTON PLAZA, READING (Strip Mall)
          KMART CORPORATION                         94,500         7/31/04             261,000         2.76 (9) 5 YEAR (12 MONTHS)
          WEIS MARKETS INC.                         40,107         8/31/01             106,720         2.66 (3) 5 YEAR (12 MONTHS)
                                                 ---------                          -----------------------
          Total: SHILLINGTON PLAZA                 134,607                             367,720         2.73
                                                 ---------                          -----------------------

    TIOGA WEST,TUNKHANNOCK (Strip Mall)
          AMES DEPARTMENT STORES                    53,000         5/31/05             111,300         2.10 (2) 5 YEAR (6 MONTHS)
          ECKERD #6170                              12,600         3/31/00              40,000         3.17 (2) 5 YEAR (6 MONTHS)
          FASHION BUG #234                          13,500        11/30/09                   -            - (3) 5 YEAR (6 MONTHS)
          PENN TRAFFIC BI-LO #368                   34,238         9/30/14             222,547         6.50 (2) 5 YEAR
                                                 ---------                          -----------------------
          Total: TIOGA WEST                        113,338                             373,847         3.30
                                                 ---------                          -----------------------

    25TH STREET SHOPPING CENTER, EASTON
     (Strip Mall)
          CVS INC./STORE #1305                      13,400        12/31/05             127,300         9.50 (1) 5 YEAR (6 MONTHS)
          PETCO ANIMAL SUPPLIES #887                15,400         1/31/09             127,050         8.25 (3) 5 YEAR
                                                 ---------                          -----------------------
          Total: 25TH STREET SHOPPING CENTER        28,800                             254,350         8.83
                                                 ---------                          -----------------------

    UNION PLAZA, NEW CASTLE (Strip Mall)
          AMES DEPARTMENT STORE INC                 94,000         1/31/17             493,500         5.25 (2) 5 YEAR
          PEEBLES INC.                              25,052         1/31/18                   -            - (3) 3 YEAR (AUTOMATIC)
          SEARS ROEBUCK AND CO.                     98,940        10/25/11             445,230         4.50 (4) 5 YEAR
                                                 ---------                          -----------------------
          Total: UNION PLAZA                       217,992                             938,730         4.31
                                                 ---------                          -----------------------

    VALMONT PLAZA, WEST HAZELTON (Strip Mall)
          AMES DEPARTMENT STORES INC.               96,600         1/31/07             220,000         2.28 (3) 5 YEAR (6 MONTHS)
                                                 ---------                          -----------------------
          Total: VALMONT PLAZA                      96,600                             220,000         2.28
                                                 ---------                          -----------------------

  Virginia
  --------
    KINGS FAIRGROUNDS, DANVILLE
       (Strip Mail)
          CVS PHARMACY INC #6286                    12,160         2/28/02              29,184         2.40 5 YEAR
          SCHEWEL FURNITURE                         60,200         1/31/01             165,550         2.75 5 YEAR (3 MONTHS)
          TRACTOR SUPPLY CO.                        30,975        11/30/08             123,900         4.00 5 YEAR (6 MONTHS)
                                                 ---------                          -----------------------
          Total: KINGS FAIRGROUNDS                 103,335                             318,634         3.08
                                                 ---------                          -----------------------

  Total : Mid-Atlantic                           2,490,465                          10,581,137         4.25
                                                 ---------                          -----------------------

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Retail Anchor Properties - Wholly Owned

Southeast
---------

  Alabama
  -------
    MIDWAY PLAZA, OPELIKA (Strip Mail)
          BEALL'S OUTLET STORES-ALA INC.            30,000         4/30/01              30,000         1.00  -
          EASTWYNN THEATRES INC.                    25,238         6/30/05             114,580         4.54 (2) 5 YEAR (12 MONTHS)
          OFFICE DEPOT INC.                         28,787        10/31/07              69,380         2.41 (3) 5 YEAR (AUTOMATIC)
                                                   -------                           ----------------------
          Total: MIDWAY PLAZA                       84,025                             213,960         2.55
                                                   -------                           ----------------------

    NORTHSIDE MALL, DOTHAN (Mail)
          WALMART                                  111,970         1/31/04             227,974         2.04 (6) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: NORTHSIDE MALL                    111,970                             227,974         2.04
                                                   -------                           ----------------------

  Florida
  -------
    NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA
      BEACH (Strip Mall)
          HARDBODIES FAMILY FITNESS                 11,200         8/31/08              44,800         4.00  -
          THEATRE MANAGEMENT INC.                   24,780        11/30/05             223,020         9.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: NEW SMYRNA BEACH SHOPPING CNTR     35,980                             267,820         7.44
                                                   -------                           ----------------------

  Georgia
  -------
    CLOUD SPRINGS PLAZA, FORT OGLETHORPE
      (StripMall)
          BIG LOTS #382                             30,000        10/31/00              99,000         3.30 (1) 5 YEAR
          FOOD LION INC.                            29,000         1/31/11             181,250         6.25 (4) 5 YEAR
          W.S. BADCOCK CORPORATION                  15,260         9/28/00              45,780         3.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: CLOUD SPRINGS PLAZA                74,260                             326,030         4.39
                                                   -------                           ----------------------

  South Carolina
  --------------
    MARTINTOWN PLAZA, NORTH AUGUSTA
      (Strip Mail)
          BELK STORE SERVICES                       44,000         1/31/04             154,000         3.50 (4) 5 YEAR (6 MONTHS)
          OFFICE DEPOT INC.                         29,996         6/30/08             142,500         4.75 (2) 5 YEAR (12 MONTHS)
          OLD AMERICA STORES L.P.(1)                18,000        11/30/08              98,400         5.47 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: MARTINTOWN PLAZA                   91,996                             394,900         4.29
                                                   -------                           ----------------------

    WESMARK PLAZA, SUMTER (Strip Mail)
          GOODY'S #272 FAMILY CLOTHING              24,960         5/31/05             162,240         6.50 (2) 5 YEAR (6 MONTHS)
          OLD AMERICA STORE INC.(1)                 30,000         1/31/07              74,000         2.47 (1) 5 YEAR (6 MONTHS)
          STAPLES INC. - STORE #404                 21,840         9/30/05              98,280         4.50 (3) 5 YEAR (6 MONTHS)
          THEATRE MANAGEMENT INC.                   28,000         5/31/09             252,000         9.00 (2) 5 YEAR (6 MONTHS)
                                                   -------                           ----------------------
          Total: WESMARK PLAZA                     104,800                             586,520         5.60
                                                   -------                           ----------------------

  Total : Southeast                                503,031                           2,017,204         4.01
                                                   -------                           ----------------------

(1) These tenants have vacated their space subsequent to December 31, 1999

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Retail Anchor Properties - Wholly Owned

Midwest
-------

  Illinois
  --------
    HOBSON WEST PLAZA, NAPERVILLE (Strip Mail)
          EAGLE FOOD CENTERS                        42,037        11/30/07             170,000         4.04 (5) 5 YEAR (6 MONTHS)
                                                 ---------                         ------------------------
          Total: HOBSON WEST PLAZA,                 42,037                             170,000         4.04
                                                 ---------                         ------------------------

  Indiana
  -------
    MERRILLVILLE PLAZA, MERILLVILLE (Strip Mall)
          JC PENNEY CO #1433-2                      50,000         1/31/08             450,000         9.00 (2) 5 YEAR (12 MONTHS)
          OFFICEMAX INC.                            26,157         7/31/08             202,717         7.75 (4) 5 YEAR (6 MONTHS)
          TJX COMPANIES INC.                        25,200         1/31/04             182,700         7.25 (1) 5 YEAR (6 MONTHS)
                                                 ---------                         ------------------------
          Total: MERRILLVILLE PLAZA                101,357                             835,417         8.24
                                                 ---------                         ------------------------

  Michigan
  --------
    BLOOMFIELD TOWN SQUARE, BLOOMFIELD
      HILLS (Strip Mall)
          BURLINGTON COAT FACTORY INC.              43,200         1/31/09             151,200         3.50 (1) 5 YEAR (6 MONTHS)
          DRUG EMPORIUM                             37,230        10/31/00             223,380         6.00 (4) 5 YEAR (6 MONTHS)
          OFFICEMAX INC./#283                       21,500         6/30/10             172,000         8.00 (3) 5 YEAR (9 MONTHS)
          TJX OPERATING COMPANIES INC.              36,000         3/31/03             234,000         6.50 (2) 5 YEAR (6 MONTHS)
                                                 ---------                         ------------------------
          Total: BLOOMFIELD TOWN SQUARE            137,930                             780,580         5.66
                                                 ---------                         ------------------------

  Ohio
  ----
    MAD RIVER STATION - RETAIL, DAYTON
     (Strip Mall)
          BABIES 'R' US                             33,147         2/28/05             227,057         6.85 (3) 5 YEAR
          OFFICE DEPOT INC.                         25,038         8/31/00             231,601         9.25 (2) 5 YEAR
                                                 ---------                         ------------------------
          Total: MAD RIVER STATION - RETAIL
      SPACE                                         58,185                             458,658         7.88
                                                 ---------                         ------------------------

    MAD RIVER STATION  - OFFICE, DAYTON
          GUARANTY FUNDING                           3,277         8/31/00              44,240        13.50
                                                 ---------                         --------------------------
          Total: MAD RIVER STATION -
      OFFICE SPACE                                   3,277                              44,240        13.50
                                                 ---------                         --------------------------

  Total : Midwest                                  342,786                           2,288,895         6.68
                                                 ---------                         --------------------------

Total: Retail Anchor Properties -
      Wholly Owned                               4,917,617                         $25,780,998       $ 5.24
                                                 =========                         ==========================

Mixed Use
---------

New England
-----------

  Connecticut
  -----------
    239 GREENWICH AVE., GREENWCH (Mixed Use -
      Retail/Apts)
          RESTORATION HARDWARE INC.                 12,293         4/30/15           $ 830,000      $ 67.52 5 YEARS (6 MONTHS)
                                                 ---------                         ------------------------
          Total: 239 GREENWICH AVE.                 12,293                             830,000        67.52
                                                 ---------                         ------------------------

  Total - New England                               12,293                             830,000        67.52
                                                 ---------                         ------------------------

Southeast
---------

  Florida
  -------
    NORTHWOOD CENTRE, TALLAHASSEE (Mixed Use -
      Retail/Office)
          DPR #790:0070                            123,387      04/30/2006           1,724,950        13.98 (5) 1 YEAR
          DEPT OF HEALTH #640:0078 1                59,150      04/30/2004             826,917        13.98 (10) 1 YEAR (6 MTHS)
          DCF #590:1998                            119,054      07/31/2005           1,963,200        16.49 (1) 6 YEAR & (2) 2 YEAR
          PUBLIX SUPERMARKET                        51,950         6/30/05             175,000         3.37 (4) 5 YEAR
                                                 ---------                         ------------------------
          Total: NORTHWOOD CENTRE                  353,541                           4,690,067        13.27
                                                 ---------                         ------------------------

  Total: Southeast                                 353,541                           4,690,067        13.27
                                                 ---------                         ------------------------

Total:Mixed Use                                    365,834                         $ 5,520,067      $ 15.09
                                                 =========                         ========================

(1) The Company has received notification that this Florida State agency intends on vacating their space in June of 2000

                                                           [GRAPHIC]

   ANNUAL SUPPLEMENTAL DISCLOSURE
          DECEMBER 31, 1999

        Anchor Tenant Summary

---------------------------------------------------------------------------------------------------------------------------------
         Property/Tenant Name                      Square          Lease              Annual          Annual   Options/Required
           (Type of Center)                        Footage       Expiration            Rent          Rent PSF       Notice
---------------------------------------------------------------------------------------------------------------------------------
          THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTERS GLA AS ANCHOR TENANTS
Unconsolidated Retail Properties

New York Region
---------------

  New York
    CROSSROADS SHOPPING CENTER,WHITEPLAINS,
      (Strip Mall)
          K-MART CORPORATION (#9416)               100,725         1/31/12           $ 566,250       $ 5.62 5 YEAR (9 MONTHS)
          WALDBAUMS INC. #614                       38,208        12/31/07             504,000        13.19 5 YEAR (9 MONTHS)
          B. DALTON BOOKSELLER INC #1 908           12,430         5/28/12             321,813        25.89 5 YEAR (18 MONTH)
          MODELL'S OF WESTCHESTER INC.              15,000         1/11/02             204,733        13.65 NONE
          PERGAMENT ACQUISITION CORP.               25,000         2/28/09             193,750         7.75 5 YEAR (12 MONTHS)
                                                   -------                         ------------------------
          Total: CROSSROADS SHOPPING CENTER        191,363                           1,790,546         9.36
                                                   -------                         ------------------------

     Total  : New York Region                      191,363                           1,790,546         9.36
                                                   -------                         ------------------------

Total :Unconsolidated Retail Properties            191,363                         $ 1,790,546       $ 9.36
                                                   =======                         ========================

                                    Page 37

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                                Lease Expirations


                                                          Gross Leased Area                        Annualized Base Rent
                                                        --------------------               ------------------------------------
                                     Number of                         Percent                            Percent       Average
                                      Leases             Square          of                                 of            per
                                     Expiring           Footage         Total              Amount          Total        Sq. Ft.
                                     --------           -------         -----              ------          -----        -------
Retail Properties
      Anchor Tenant Expirations
                          2000            8             168,407         3.42%              844,518         3.28%          5.01
                          2001           10             463,009         9.42%            1,039,442         4.03%          2.24
                          2002            3              45,876         0.93%              157,190         0.61%          3.43
                          2003            5             229,553         4.67%            1,006,886         3.91%          4.39
                          2004           21           1,075,075        21.86%            3,555,400        13.79%          3.31
                          2005           13             434,449         8.83%            2,485,665         9.64%          5.72
                          2006            2              53,468         1.09%              321,212         1.25%          6.01
                          2007            8             457,359         9.30%            1,988,380         7.71%          4.35
                          2008            8             232,453         4.73%            1,681,848         6.52%          7.24
                          2009(1)         8             375,034         7.63%            1,871,849         7.26%          4.99
                          2010            2              46,900         0.95%              689,500         2.67%         14.70
                          2011            2             127,940         2.60%              626,480         2.43%          4.90
                          2012            1              50,225         1.02%              516,960         2.01%         10.29
                          2013            2             115,392         2.35%            1,334,994         5.18%         11.57
                          2014            2              85,896         1.75%              635,811         2.47%          7.40
                          2015            2             120,884         2.46%            1,264,394         4.90%         10.46
                          2017            2             158,665         3.23%            1,223,500         4.75%          7.71
                          2018            4             168,410         3.42%            1,200,731         4.66%          7.13
                          2019            3             327,845         6.67%            2,206,061         8.56%          6.73
                          2020            2             171,710         3.49%              985,154         3.82%          5.74
                          2021            1               9,067         0.18%              145,024         0.55%         15.99
                                        ---           ---------       ------           -----------       ------         ------
            Total Occupied              109           4,917,617       100.00%          $25,780,999       100.00%        $ 5.24
            Total Vacant                                487,427
                                                      ---------
            Total Square Feet                         5,405,044
                                                      =========


(1) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprised 45,163 square feet and $608,346 of rents, and Circuit City, which comprised 32,631 square feet and $437,828 of rents, both which vacated, or are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                                Lease Expirations


                                                              Gross Leased Area                     Annualized Base Rent
                                                             ---------------------         -------------------------------------
                                         Number of                         Percent                         Percent       Average
                                          Leases             Square          of                              of            per
                                         Expiring            Footage        Total          Amount           Total        Sq. Ft.
                                         --------            -------        -----          ------           -----        -------
Retail Properties
      Shop Tenant Expirations
                     Month to Month           60             206,050         8.48%       $ 1,215,924         4.94%        $ 5.90
                          2000                89             285,211        11.74%         2,840,152        11.55%          9.96
                          2001                90             280,923        11.56%         2,918,853        11.87%         10.39
                          2002                80             336,549        13.85%         3,322,668        13.51%          9.87
                          2003                68             272,403        11.21%         2,907,517        11.82%         10.67
                          2004                57             255,214        10.50%         2,907,457        11.82%         11.39
                          2005                32             182,457         7.51%         1,865,705         7.59%         10.23
                          2006                14              94,020         3.87%           827,900         3.37%          8.81
                          2007                12              93,525         3.85%         1,036,131         4.21%         11.08
                          2008                20             116,162         4.78%         1,444,228         5.87%         12.43
                          2009                19             149,951         6.17%         1,541,574         6.27%         10.28
                          2010                 4              46,640         1.92%           294,880         1.20%          6.32
                          2011                 3              22,358         0.92%           293,254         1.19%         13.12
                          2014                 2              31,411         1.29%           357,500         1.45%         11.38
                          2015                 1               8,500         0.35%           127,500         0.52%         15.00
                          2019                 1              14,887         0.61%           236,800         0.96%         15.91
                          2020                 1              33,484         1.39%           452,036         1.87%         13.50
                                             ---           ---------       ------        -----------       ------        -------
            Total Occupied                   553           2,429,745       100.00%       $24,590,079       100.00%       $ 10.12
            Total Vacant                                     464,748
                                                           ---------
            Total Square Feet                              2,894,493
                                                           =========

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                                Lease Expirations


                                                             Gross Leased Area                       Annualized Base Rent
                                                            ---------------------          -------------------------------------
                                         Number of                        Percent                          Percent       Average
                                          Leases            Square          of                               of            per
                                         Expiring           Footage        Total           Amount           Total        Sq. Ft.
                                         --------           -------        -----           ------           -----        -------
Retail Properties
      Total Retail Expirations
                     Month to Month          60             206,050         2.80%        $ 1,215,924         2.41%        $ 5.90
                          2000               97             453,618         6.17%          3,684,670         7.32%          8.12
                          2001              100             743,932        10.13%          3,958,295         7.86%          5.32
                          2002               83             382,425         5.20%          3,479,858         6.91%          9.10
                          2003               73             501,956         6.83%          3,914,403         7.77%          7.80
                          2004               78           1,330,289        18.11%          6,462,857        12.83%          4.86
                          2005               45             616,906         8.40%          4,351,370         8.64%          7.05
                          2006               16             147,488         2.01%          1,149,112         2.28%          7.79
                          2007               20             550,884         7.50%          3,024,511         6.00%          5.49
                          2008               28             348,615         4.74%          3,126,076         6.21%          8.97
                          2009(1)            27             524,985         7.15%          3,413,423         6.78%          6.50
                          2010                6              93,540         1.27%            984,380         1.95%         10.52
                          2011                5             150,298         2.05%            919,734         1.83%          6.12
                          2012                1              50,225         0.68%            516,960         1.03%         10.29
                          2013                2             115,392         1.57%          1,334,994         2.65%         11.57
                          2014                4             117,307         1.60%            993,311         1.97%          8.47
                          2015                3             129,384         1.76%          1,391,894         2.76%         10.76
                          2017                2             158,665         2.16%          1,223,500         2.43%          7.71
                          2018                4             168,410         2.29%          1,200,731         2.38%          7.13
                          2019                4             342,732         4.66%          2,442,861         4.85%          7.13
                          2020                3             205,194         2.79%          1,437,190         2.85%          7.00
                          2021                1               9,067         0.13%            145,024         0.29%         15.99
                                            ---           ---------       ------          ----------       ------           ----
            Total Occupied                  662           7,347,362       100.00%         50,371,078       100.00%          6.86

            Total Vacant                                    952,175
                                                          ---------
            Total Square Feet                             8,299,537
                                                          =========


(1) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprised 45,163 square feet and $608,346 of rents, and Circuit City, which comprised 32,631 square feet and $437,828 of rents, both which vacated, or are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 1999

                               Lease Expirations


                                                                 Gross Leased Area                      Annualized Base Rent
                                                                ---------------------          ------------------------------------
                                              Number of                       Percent                         Percent       Average
                                               Leases            Square         of                              of            per
                                              Expiring          Footage        Total            Amount         Total        Sq. Ft.
                                              --------          -------        -----            ------         -----        -------
Mixed Use Expirations
                     Month to Month               6               7,429         1.51%          $ 61,852         0.87%        $ 8.33
                          2000                    7              53,853        10.95%           711,313        10.03%         13.21
                          2001                    6              36,259         7.37%           499,362         7.04%         13.77
                          2003                    3               6,627         1.35%            99,050         1.40%         14.95
                          2004(1)                 4              66,911        13.61%           936,323        13.21%         13.99
                          2005                    3             174,873        35.57%         2,169,111        30.60%         12.40
                          2006                    2             133,137        27.08%         1,774,350        25.03%         13.33
                          2009                    1                 266         0.05%             7,257         0.10%         27.28
                          2015                    1              12,293         2.51%           830,000        11.72%         67.52
                                                 --             -------       ------          ---------       ------          -----
            Total Occupied                       33             491,648       100.00%         7,088,618       100.00%         14.42

            Total Vacant                                         25,198
                                                                -------
            Total Square Feet                                   516,846
                                                                =======

(1) The Company has received notification that the Florida Department of Health intends on vacating their space in June of 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                                Lease Expirations


                                                                Gross Leased Area                   Annualized Base Rent
                                                              ----------------------        ------------------------------------
                                              Number of                      Percent                        Percent       Average
                                               Leases         Square           of                             of            per
                                              Expiring        Footage         Total         Amount           Total        Sq. Ft.
                                              --------        -------         -----         ------           -----        -------
Total Portfiolio Expirations
                     Month to Month               66          213,479         2.72%        1,277,776         2.22%          5.99
                          2000                   104          507,471         6.47%        4,395,983         7.65%          8.66
                          2001                   106          780,191         9.95%        4,457,657         7.76%          5.71
                          2002                    83          382,425         4.88%        3,479,858         6.06%          9.10
                          2003                    76          508,583         6.49%        4,013,453         6.98%          7.89
                          2004(1)                 82        1,397,200        17.82%        7,399,180        12.88%          5.30
                          2005                    48          791,779        10.10%        6,520,481        11.35%          8.24
                          2006                    18          280,625         3.58%        2,923,462         5.09%         10.42
                          2007                    20          550,884         7.03%        3,024,511         5.26%          5.49
                          2008                    28          348,615         4.45%        3,126,076         5.44%          8.97
                          2009(2)                 28          525,251         6.70%        3,420,680         5.95%          6.51
                          2010                     6           93,540         1.19%          984,380         1.71%         10.52
                          2011                     5          150,298         1.92%          919,734         1.60%          6.12
                          2012                     1           50,225         0.64%          516,960         0.90%         10.29
                          2013                     2          115,392         1.47%        1,334,994         2.32%         11.57
                          2014                     4          117,307         1.50%          993,311         1.73%          8.47
                          2015                     4          141,677         1.81%        2,221,894         3.87%         15.68
                          2017                     2          158,665         2.02%        1,223,500         2.13%          7.71
                          2018                     4          168,410         2.15%        1,200,731         2.09%          7.13
                          2019                     4          342,732         4.37%        2,442,861         4.25%          7.13
                          2020                     3          205,194         2.62%        1,437,190         2.50%          7.00
                          2021                     1            9,067         0.12%          145,024         0.26%         15.99
                                                 ---        ---------       ------        ----------       ------           ----
            Total Occupied                       695        7,839,010       100.00%       57,459,696       100.00%          7.33

            Total Vacant                                      977,373
                                                            ---------
            Total Square Feet                               8,816,383
                                                            =========


(1) The Company has received notification that the Florida Department of Health intends on vacating their space in June of 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

(2) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprised 45,163 square feet and $608,346 of rents, and Circuit City, which comprised 32,631 square feet and $437,828 of rents, both which vacated, or are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                                Lease Expirations


                                                               Gross Leased Area                       Annualized Base Rent
                                                              ----------------------          -------------------------------------
                                              Number of                      Percent                          Percent       Average
                                               Leases         Square           of                               of            per
                                              Expiring        Footage         Total           Amount           Total        Sq. Ft.
                                              --------        -------         -----           ------           -----        -------
Joint Ventures
                     Month to Month                 4          11,820         3.84%            260,250         5.32%         22.02
                          2000                      2           5,472         1.78%            124,714         2.55%         22.79
                          2001                      1           1,650         0.54%             48,675         1.00%         29.50
                          2002                      7          31,517        10.25%            674,548        13.80%         21.40
                          2003                      5          20,241         6.58%            617,314        12.63%         30.50
                          2004                      5          23,326         7.58%            577,369        11.81%         24.75
                          2005                      4          14,255         4.63%            365,753         7.48%         25.66
                          2006                      3           5,260         1.71%            150,818         3.08%         28.67
                          2007                      4          44,238        14.38%            692,001        14.15%         15.64
                          2008                      3          10,201         3.32%            241,883         4.95%         23.71
                          2009                      2          26,462         8.60%            247,844         5.07%          9.37
                          2012                      2         113,155        36.79%            888,064        18.16%          7.85
                                                   --         -------       ------           ---------       ------          -----
            Total Occupied                         42         307,597       100.00%          4,889,233       100.00%         15.89

            Total Vacant                                        3,300
                                                              -------
            Total Square Feet                                 310,897
                                                              =======

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999

                      Residential (Multi-family) Properties

                                                                                                                     % Leased
                 Property                                 Location               Square Feet         Units        December 31, 1999
                 --------                                 --------               -----------         -----        -----------------
               MID-ATLANTIC

                 Maryland
           Glen Oaks Apartments                           Greenbelt                 557,772           463                98%

          Marley Run Apartments                            Pasadena                 274,200           336                94%

              North Carolina
            Village Apartments                          Winston Salem               578,606           600                77%

                 MIDWEST

                 Missouri
Gate House, Holiday House, Tiger Village,                  Columbia                 628,891          874                 97%
            Colony Apartments                                                    ----------         ----                ---


                  Totals                                                          2,039,469         2,273                 92%
                                                                                  =========        ======                ===

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999


          Properties Under Redevelopment

                                                                                                    Expected
                                                            Projected    Projected    Projected      Date of
                        Type of       Total     Costs         Costs        Total       Return      Stabilized
Center                   Center        GLA     Incurred     Remaining       Cost       on Cost      Operatons   Anchors
------                   ------        ---     --------     ---------       ----       -------      ---------   -------
Gateway Mall          Strip Center   119,452   $7,036,000   $ 4,964,000  $12,000,000   11.0% 4th Qtr. 2001     Grand Union

Elmwood Park          Strip Center   155,000   $        -   $11,900,000  $11,900,000   11.3% 3rd Qtr. 2002     A & P and Walgreen's

           Future Redevelopment Properties

Atrium Mall           Enclosed Mall               178,434

Bloomfield Hills      Strip Center                216,303

New Louden            Strip Center                251,743

Methuen               Strip Center                134,494

Northside Mall        Enclosed Mall               382,299

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 1999


                             Unencumbered Properties



    Center                                 Location                   GLA
    ------                                 --------                   ---
Blackman Plaza                          Wilkes-Barre, PA            121,206

Mark Plaza                              Edwardsville, PA            215,981

Union Plaza                             New Castle, PA              192,940

Wesmark Plaza                           Sumter, SC                  215,198

Manahawkin Shopping Center              Manahawkin, NJ              143,737
(excludes Kmart)

Elmwood Park Shopping Center            Elmwood, NJ                 124,144

Marketplace of Absecon                  Absecon, NJ                  75,699(1)

Methuen Shopping Center                 Methuen, CT                 129,494

Plaza 422                               Lebanon, PA                 154,791(2)

Tioga West                              Tunkhannock, PA             122,338(2)

Hobsen West Plaza                       Naperville, IL              99,950
                                                                 ---------
Total Unencumbered Properties                                    1,595,478
                                                                 =========



(1) Encumbered subsequent to December 31, 1999 in connection with a $7.4 million revolving credit facility.

(2) As of December 31, 1999 these two properties collateralized the debt with John Hancock Life Insurance Co. Subsequent to year end, this debt was paid off resulting in these propeties being unencumbered.


                                    Page 46